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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

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HCP, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HCP, Inc.

3760 Kilroy Airport Way, Suite 300
Long Beach, CA 90806

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on April 23, 2009

NOTICE IS HEREBY GIVEN that the 2009 annual meeting of stockholders (the "Annual Meeting") of HCP, Inc. (the "Company") will be held at the Long Beach Marriott, 4700 Airport Plaza Drive, Long Beach, CA 90815, on Thursday, April 23, 2009, at 9:30 a.m., California time, for the following purposes:

  (1)
  To elect to the Board of Directors the eleven (11) nominees named in the attached Proxy Statement to serve until the Company's 2010 annual meeting of stockholders and until their successors are duly elected and qualified;

  (2)
  To approve amendments to the Company's 2006 Performance Incentive Plan;

  (3)
  To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2009; and

  (4)
  To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only holders of record of the Company's common stock, par value $0.01 per share, as of the close of business on March 3, 2009, are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.

You are cordially invited to attend the meeting in person. Your vote is important to us. Whether or not you expect to attend the Annual Meeting, please submit your proxy as soon as possible. If you attend the Annual Meeting and vote in person, your proxy will not be used.

By Order of the Board of Directors

Edward J. Henning Corporate Secretary
Long Beach, California March 9, 2009

HCP, Inc.

PROXY STATEMENT
2009 Annual Meeting of Stockholders
To Be Held on April 23, 2009

This Proxy Statement is being furnished by HCP, Inc. to our stockholders in connection with our Board of Directors' solicitation of proxies for use at our 2009 annual meeting of stockholders to be held on April 23, 2009, and at any and all adjournments or postponements thereof (the "Annual Meeting"). References in this Proxy Statement, unless the context requires otherwise, to "HCP," the "Company," "we," "our," "ours" and "us" refer to HCP, Inc. and our consolidated subsidiaries. Our principal executive offices are located at 3760 Kilroy Airport Way, Suite 300, Long Beach, CA 90806. The approximate date on which these proxy materials are first being sent or made available to our stockholders is March 13, 2009.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

This Proxy Statement and our 2008 Annual Report on Form 10-K are available on the Internet at www.ematerials.com/hcp if you are a stockholder of record and at www.proxyvote.com if you are a beneficial owner of shares held through a broker, bank or other nominee.

QUESTIONS AND ANSWERS ABOUT THE MEETING

  Q: What is the Notice of Internet Availability of Proxy Materials that I received in the mail this year instead of a full set of proxy materials?

    A:
    In accordance with rules adopted by the Securities and Exchange Commission (SEC), we may furnish proxy materials, including this Proxy Statement and HCP's 2008 Annual Report to Stockholders, by providing access to these documents on the Internet instead of mailing a printed copy of our proxy materials to our stockholders. Based on this practice, most of our stockholders have already received a Notice of Internet Availability of Proxy Materials (the "Notice"), which provided instructions for accessing our proxy materials, including this Proxy Statement, at the website address referred to in the Notice or to request to receive printed copies of the proxy materials by mail or electronically by email.

      If you would like to receive a paper or email copy of our proxy materials for our Annual Meeting or for all future meetings, you should follow the instructions for requesting such materials included in the Notice. We believe the delivery options that we have chosen this year will allow us to provide our stockholders with the proxy materials they need, while lowering the cost of the delivery of the materials and reducing the environmental impact of printing and mailing printed copies.

  Q: What is being voted on?

    A:
    At the Annual Meeting, stockholders will be asked to vote on:

    •
    the election to the Board of Directors of the eleven (11) nominees named in this Proxy Statement to serve until the 2010 annual meeting of stockholders or until their successors are duly elected and qualified;

    •
    certain amendments to our 2006 Performance Incentive Plan; and

    •
    the ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2009.

      We will also consider any other business that properly comes before the Annual Meeting or any adjournments or postponements thereof. See "How will voting on any other business be conducted?" below.

  Q: How does the Board recommend I vote on these proposals?

    A:
    The Board of Directors recommends a vote:

    •
    FOR the election of the following eleven nominees to the Board of Directors: Robert R. Fanning, Jr., James F. Flaherty III, Christine N. Garvey, David B. Henry, Lauralee E. Martin, Michael D. McKee, Harold M. Messmer, Jr., Peter L. Rhein, Kenneth B. Roath, Richard M. Rosenberg and Joseph P. Sullivan;

    •
    FOR the amendments to our 2006 Performance Incentive Plan; and

    •
    FOR the ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2009.

  Q: Who is entitled to vote?

    A:
    The record date for the Annual Meeting is March 3, 2009. Holders of record of HCP's common stock as of the close of business on that date are entitled to vote at the Annual Meeting.

  Q: How can stockholders vote?

    A:
    If your shares are registered directly in your name, you are considered the "stockholder of record" with respect to those shares. As a stockholder of record:

      You may vote via the Internet.    You can vote by proxy over the Internet by following the instructions provided in the Notice or on the separate proxy card if you have received a printed set of the proxy materials.

      You may vote via the telephone.    You can submit your vote by proxy over the telephone by following the instructions provided on the separate proxy card if you received a printed set of the proxy materials.

      You may vote by mail.    If you received a printed set of the proxy materials, you can submit your vote by completing, signing and returning the separate proxy card in the prepaid and addressed envelope.

      You may vote in person at the meeting.    All stockholders of record may vote in person at the Annual Meeting. Written ballots will be passed out to anyone who wants to vote at the meeting.

      If, like most stockholders, your shares are held by a bank or broker as nominee (that is, in "street name"), you are considered the beneficial owner of your shares and you should refer to the instructions provided by your bank, broker or nominee regarding how to vote. In addition, because a beneficial owner is not the stockholder of record, you may not vote shares held by a bank or broker in street name at the Annual Meeting unless you obtain a "legal proxy" from the bank or broker that holds your shares, giving you the right to vote the shares at the meeting.

      Even if you plan to attend the Annual Meeting, we recommend that you submit a proxy in advance to vote your shares so that your vote will be counted if you later are unable to attend the Annual Meeting.

  Q: Can I revoke my proxy?

    A:
    Yes. Any stockholder of record has the power to revoke his or her proxy at any time before it is voted by:

    •
    filing with our Corporate Secretary, at or before the voting at the Annual Meeting, a written notice of revocation bearing a later date than the proxy;

    •
    properly submitting a proxy on a later date prior to the date of the Annual Meeting, unless an earlier deadline is specified in the Notice or proxy card you received (only the latest proxy submitted by a stockholder by Internet, telephone or mail will be counted); or

    •
    attending the Annual Meeting and voting in person; attendance at the Annual Meeting will not by itself constitute a revocation of a proxy.

      For shares held in street name, you may revoke a proxy by submitting new voting instructions to the bank or broker or, if you have obtained a legal proxy from the bank or broker giving you the right to vote the shares at the Annual Meeting, by attending the meeting and voting in person.

  Q: How many shares are eligible to vote at the Annual Meeting?

    A:
    As of the close of business on the record date of March 3, 2009, there were 253,957,892 shares of HCP common stock outstanding and eligible to vote at the Annual Meeting. There is no other class of voting securities outstanding. Each share of common stock entitles its holder to one vote at the Annual Meeting.

  Q: How is a quorum determined?

    A:
    A quorum refers to the number of shares that must be in attendance at an annual meeting of stockholders to lawfully conduct business. The representation, in person or by properly executed proxy, of the holders of a majority of the shares of HCP common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the meeting. The inspector of elections will treat shares held by brokers or nominees as present even if instructions have not been received from the beneficial owner of the shares and the broker or nominee does not have discretionary power to vote on a particular matter (such shares are commonly referred to as "broker non-votes"). Abstentions will be counted as present for quorum purposes.

  Q: What is required to approve each proposal?

    A:
    Once a quorum has been established, directors are elected by a plurality of the votes cast by holders of shares entitled to vote on the election of directors at the Annual Meeting. This means that the individuals who receive the largest number of votes are selected as directors up to the maximum number of directors to be elected at the meeting. For the purposes of the election of directors, abstentions will have no effect on the outcome of the vote. Stockholders are not permitted to cumulate their shares for the purpose of electing directors or otherwise.

      HCP has adopted a policy whereby any nominee for director who receives a greater number of "withhold" votes than votes "for" his or her election will tender his or her resignation for consideration by our Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will recommend to our Board of Directors the action to be taken with respect to such offer of resignation.

      The affirmative vote of a majority of the votes cast on the proposal is required to approve the amendments to the 2006 Performance Incentive Plan, provided that the total votes cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal. Under the New York Stock Exchange ("NYSE") rules, for purposes of the vote to approve the amendments to the 2006 Performance Incentive Plan, an abstention is considered a vote cast on the proposal but a broker non-vote is not considered a vote cast on the proposal. If holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, a broker non-vote will not have any effect on the vote, while an abstention will have the same effect as a vote against the proposal.

      The affirmative vote of a majority of all of the votes cast at a meeting at which a quorum is present is required for the ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2009. Abstentions as to this proposal will have no effect on the outcome of the vote.

  Q: How will shares be voted if a stockholder does not give specific voting instructions?

    A:
    If a stockholder of record properly submits a proxy and does not indicate how the stockholder wants to vote, the inspector of elections will count that proxy as a vote FOR each of the director nominees named in this Proxy Statement, FOR the amendments to our 2006 Performance Incentive Plan and FOR the ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2009.

      If you are a street name holder and do not give specific voting instructions to your bank or broker, the organization that holds your shares may generally vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of the NYSE on which your bank or broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your bank or broker specific voting instructions, the shares will be treated as "broker non-votes." As described above, broker non-votes will be counted for purposes of determining whether a quorum is present; however, broker non-votes will not otherwise be considered a vote cast on a proposal. We believe that the proposals discussed in this Proxy Statement, other than the proposal to amend our 2006 Performance Incentive Plan, are considered routine and therefore may be voted upon in the discretion of your bank or broker if you do not give specific instructions to your bank or broker.

  Q: How will voting on any other business be conducted?

    A:
    Although the Board of Directors does not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business comes before the Annual Meeting, a stockholder's properly submitted proxy gives authority to the proxy holders to vote on those matters at their discretion.

  Q: How will the votes be counted?

    A:
    Votes cast by proxy or in person at the Annual Meeting will be counted by Wells Fargo Shareowner Services, HCP's appointed inspector of elections for the meeting.

  Q: Who will bear the costs of this solicitation?

    A:
    The costs of the solicitation of proxies will be borne by HCP. In addition to solicitation by mail, directors and officers of HCP, without receiving any additional compensation, may solicit proxies personally or by telephone. HCP will request brokerage houses, banks and other custodians or nominees holding stock in their names for others to forward proxy materials to their customers or principals who are the beneficial owners of shares of our common stock and will reimburse them for their expenses in doing so. HCP has retained the services of Georgeson Inc., for a fee of $9,000 plus reasonable out-of-pocket expenses, to assist in the solicitation of proxies.

 PRINCIPAL STOCKHOLDERS

Based on filings made under Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as amended, the only persons known by us to beneficially own more than 5% of our common stock were as follows:

		Shares Beneficially Owned

Name of Beneficial Owner	Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership		Percent of Class

The Vanguard Group, Inc.	100 Vanguard Blvd. Malvern, PA 19355	21,821,856	(1)	8.6%

Barclays Global Investors, NA	400 Howard Street San Francisco, CA 94105	17,914,936	(2)	7.1%

State Street Bank and Trust Company	One Lincoln Street Boston, MA 02111	15,783,670	(3)	6.2%

(1)
Share and beneficial ownership information for The Vanguard Group, Inc. ("Vanguard") is given as of December 31, 2008, and was obtained from a Schedule 13G/A filed on February 13, 2009 with the Securities and Exchange Commission. Vanguard has sole voting power over 294,483 shares and sole dispositive power over 21,821,856 shares of our common stock. Vanguard Fiduciary Trust Company ("VFTC"), a wholly-owned subsidiary of Vanguard, is the beneficial owner of 294,483 shares as a result of serving as investment manager of collective trust accounts. VFTC directs the voting of these shares.

(2)
Share and beneficial ownership information for Barclays Global Investors, NA ("Barclays") is given as of December 31, 2008, and was obtained from a Schedule 13G filed on February 5, 2009 with the Securities and Exchange Commission. According to the Schedule 13G, Barclays has sole voting power over 6,309,858 shares and sole dispositive power over 7,590,022 shares; Barclays Global Fund Advisors has sole voting power over 8,462,971 shares and sole dispositive power over 8,478,795 shares; Barclays Global Investors, Ltd. has sole voting power over 1,113,550 shares and sole dispositive power over 1,203,645 shares; Barclays Global Investors Japan Limited has sole voting and dispositive power over 502,642 shares; and Barclays Global Investors Canada Limited has sole voting and dispositive power over 139,832 shares. In each case, the shares are held by the company in trust accounts for the economic benefit of the beneficiaries of those accounts.

(3)
Share and beneficial ownership information for State Street Bank and Trust Company ("State Street") is given as of December 31, 2008, and was obtained from a Schedule 13G filed on February 13, 2009 with the Securities and Exchange Commission. State Street has sole voting power and shared dispositive power over 15,783,670 shares of our common stock.

 BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Directors of the Company

Set forth below is information regarding the principal occupation for at least the past five years of each of our nominees for election as directors, all of whom currently serve as directors.

Robert R. Fanning, Jr.    Mr. Fanning, 66, was, from 2004 through December 2005, a Director of Speltz & Weis LLC, a firm specializing in interim management of financially challenged hospitals and healthcare systems. Mr. Fanning served as the Chief Operating Officer of Saint Vincent Catholic Medical Centers in New York City from April 2004, when Speltz & Weis was engaged by the hospital system, until December 2005. Huron Consulting Group acquired Speltz & Weis in May 2005. Mr. Fanning retired from Huron Consulting Group in December 2005.

James F. Flaherty III.    Mr. Flaherty, 51, has been Chairman of our Board of Directors since May 2005, our Chief Executive Officer since May 2003, and our President and a member of our Board of Directors since joining us in October 2002. Prior to joining HCP, Mr. Flaherty was affiliated with Merrill Lynch & Co. for 19 years, serving in a variety of investment banking, capital markets and private equity functions in New York, London and Los Angeles and was head of Merrill Lynch's Global Health Care Group. Mr. Flaherty is a member of the Board of Trustees of the University of Notre Dame and sits on the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT").

Christine N. Garvey.    Ms. Garvey, 63, was the Global Head of Corporate Real Estate Services at Deutsche Bank AG from 2001 to 2004, where she continues to provide consulting services since her departure. Prior to that, she served as Vice President, Worldwide Real Estate and Workplace Resources at Cisco Systems, Inc. and as Group Executive Vice President at Bank of America. Ms. Garvey has served as a member of the Board of Trustees of ProLogis (NYSE:PLD) since September 2005 when Catellus Development Corporation, where she had been a member of the Board since 1995, merged into a subsidiary of ProLogis. She is also a member of the Board of Directors of UnionBanCal Corporation (NYSE:UB) and Maguire Properties, Inc. (NYSE:MPG) and served on the Board of Directors of Hilton Hotels Corporation through October 2007.

David B. Henry.    Mr. Henry, 60, has been Vice Chairman of the Board of Directors and Chief Investment Officer of Kimco Realty Corporation (NYSE:KIM), a real estate investment trust, since May 2001. Mr. Henry also became President of Kimco Realty Corporation in November 2008. Mr. Henry joined Kimco Realty Corporation after 23 years at General Electric where he was Chief Investment Officer and Senior Vice President of GE Capital Real Estate and Chairman of GE Capital Investment Advisors. Mr. Henry also serves on the Board of Directors of TRI, Inc., an affiliated company of Local Initiatives Support Corporation.

Lauralee E. Martin.    Ms. Martin, 58, has been the Chief Operating and Financial Officer and on the Board of Directors of Jones Lang LaSalle Incorporated (NYSE:JLL), the world's leading real estate services and money management firm, since 2005. Ms. Martin joined Jones Lang LaSalle in 2002 as Chief Financial Officer after 15 years with Heller Financial, Inc. where she was Chief Financial Officer and President of the Real Estate Finance Division. Since 2004, Ms. Martin has served as a director of KeyCorp (NYSE:KEY), one of the nation's largest bank-based financial services companies, and also served on the Board of Directors of Gables Residential Trust from 1994 through 2005.

Michael D. McKee.    Mr. McKee, 63, retired in September 2008 as the Chief Executive Officer and Vice Chairman of the Board of Directors of The Irvine Company, a privately-held real estate development and investment company. Mr. McKee had been an executive officer of The Irvine Company since 1994. Prior to that, he was a partner with the law firm of Latham & Watkins LLP from 1986 to 1994. Mr. McKee is a Director of Realty Income Corporation (NYSE:O) and serves on the Board of Directors of the Tiger Woods Foundation.

Harold M. Messmer, Jr.    Mr. Messmer, 63, has been Chairman and Chief Executive Officer of the global staffing firm Robert Half International Inc. (NYSE:RHI) since 1986. In addition to its professional staffing services, RHI is the parent company of Protiviti, a leading internal audit and business risk consulting firm. Mr. Messmer also is a member of the Executive Council of the Medical Center of UCSF (University of California San Francisco) and serves on the Board of Governors of the UCSF Foundation.

Peter L. Rhein.    Mr. Rhein, 67, has been a general partner of Sarlot and Rhein, a real estate investment partnership, since 1967 and a co-managing member of BBC Properties, LLC, a real estate investment and development company, since October 2001. From 1970 until 1984, he was employed in various capacities by Wells Fargo Realty Advisors and its affiliates. Since 2004, Mr. Rhein has served as a director of Cohen & Steers, Inc. (NYSE:CNS), one of the nation's largest managers of real estate mutual funds. Mr. Rhein also serves on the Board of Governors of the Fulfillment Fund, a non-profit organization which supports education for disadvantaged students. Mr. Rhein is a certified public accountant.

Kenneth B. Roath.    Mr. Roath, 73, has been our Chairman Emeritus since May 2005, and was previously Chairman of our Board of Directors since 1988. Mr. Roath joined HCP at its inception in March 1985, as President and Chief Operating Officer, prior to its becoming a public company. From 1988 until May 2003, he was also our Chief Executive Officer. Prior to being acquired in August 2007, Mr. Roath served on the Board of Directors of Spirit Finance Corporation (NYSE:SPC), a real estate investment trust. He is a past Chairman of NAREIT.

Richard M. Rosenberg.    Mr. Rosenberg, 78, served as Chairman and Chief Executive Officer of BankAmerica Corp. from 1990 until his retirement in 1996. Prior to joining BankAmerica Corp. in 1987, Mr. Rosenberg served as President and Chief Operating Officer of Seattle-First National Bank and Seafirst Corp. He served as Vice Chairman and Director of Wells Fargo Bank and was with that organization for 22 years. Mr. Rosenberg serves on the Board of Directors of several non-profit organizations, including the San Francisco Symphony. He is also Chairman of the Board of Governors of the UCSF Foundation, a member of the Board of Governors of the Buck Institute for Age Research and serves as a Trustee of the California Institute of Technology.

Joseph P. Sullivan.    Mr. Sullivan, 66, is Chairman of the Board of Advisors of RAND Health and Chairman of the Board of Advisors of the UCLA Medical Center. From March 2000 through March 2003, he served as Chairman of the Board and Chief Executive Officer of Protocare, Inc., a healthcare clinical trials and consulting organization. Mr. Sullivan was Chairman of the Board, Chief Executive Officer and President of American Health Properties, Inc. from 1993 until HCP's acquisition of American Health Properties in 1999. He is a Director of Amylin Pharmaceuticals, Inc. (NASDAQ:AMLN), a biopharmaceutical company, AutoGenomics, an early stage private company developing a fully automatic laboratory machine for protemic and genetic testing, and Cymetrix, Inc., a provider of customized revenue cycle solutions to hospitals and healthcare networks. He served as a director of Covenant Care, Inc., a provider of long term care services, from 2000 until March 2006.

Executive Officers of the Company

The following sets forth biographical information regarding our executive officers, other than Mr. Flaherty, whose biographical information is set forth above.

George Doyle.    Mr. Doyle, 39, became our Senior Vice President—Chief Accounting Officer in January 2007 and was previously our Vice President—Chief Accounting Officer since 2004. On March 2, 2009, Mr. Doyle was appointed our interim principal financial officer for the period from March 31, 2009 until May 1, 2009. Prior to joining HCP in 2004, Mr. Doyle was a senior manager with the accounting firm KPMG LLP.

Paul F. Gallagher.    Mr. Gallagher, 48, became our Executive Vice President—Chief Investment Officer in May 2006 after joining us as Executive Vice President—Portfolio Strategy in October 2003. From 1988

until he joined HCP, Mr. Gallagher was employed by General Electric Commercial Finance, including most recently as Managing Director of its Strategic Ventures department.

Edward J. Henning.    Mr. Henning, 56, became our Executive Vice President, General Counsel and Corporate Secretary in January 2007. In addition, he became our Chief Administrative Officer in January 2008. From 1995 until January 2007, Mr. Henning served as our Senior Vice President, General Counsel and Corporate Secretary. He joined us in 1994 as Vice President, Senior Legal Counsel and Corporate Secretary.

Thomas D. Kirby.    Mr. Kirby, 62, became our Executive Vice President—Acquisitions and Valuations in February 2009. Mr. Kirby previously served as our Senior Vice President—Acquisitions and Valuations. He joined us in 1998 after 20 years with a healthcare oriented national valuation firm.

Thomas M. Klaritch.    Mr. Klaritch, 51, is Executive Vice President—Medical Office Properties. From October 2003 through April 2008, he served as our Senior Vice President—Medical Office Properties. Prior to that, he was a founding member and Chief Financial Officer of MedCap Properties LLC, a real estate company located in Nashville, TN that owned, operated and developed real estate in the healthcare field. (HCP acquired MedCap Properties LLC in October 2003.) He is a certified public accountant.

Timothy M. Schoen.    Mr. Schoen, 41, became our Executive Vice President—Life Science and Investment Management in February 2009 and was previously our Senior Vice President, Investment Management since 2007. From 1997 until he joined HCP, Mr. Schoen was employed by Kilroy Realty Corporation (NYSE: KRC), a real estate investment trust that owned, developed and operated office and industrials buildings, and most recently served as its Vice President, Corporate Finance.

Susan M. Tate.    Ms. Tate, 48, became our Executive Vice President—Asset Management and Senior Housing in February 2009 after joining us as Senior Vice President—Asset Management in February 2007. Prior to joining us, she spent 19 years at JPMorgan and its predecessor institutions in both healthcare and real estate lending positions, including most recently as Vice President, Real Estate Corporate Banking.

Mark A. Wallace.    Mr. Wallace, 51, became our Executive Vice President and Chief Financial Officer in January 2007. On February 28, 2009, Mr. Wallace tendered his resignation as an executive officer of HCP effective March 31, 2009. Mr. Wallace joined us in March 2004 as Senior Vice President and Chief Financial Officer. In addition, he became our Treasurer in September 2006. Prior to joining us, from August 2003 through November 2003, Mr. Wallace served as Chief Financial Officer of Atrix Laboratories, a specialty pharmaceutical company. He served as Executive Vice President and Chief Financial Officer of Titanium Metal Corporation (NYSE:TIE), a titanium manufacturer, from 2000 to 2002. In addition, he served as Vice President and CFO of Tremont Corporation, a metal products production company, from 2000 to 2002. He is a certified public accountant.

There are no family relationships among any of our directors or executive officers.

Board Meeting Attendance

During 2008, our Board of Directors held nine meetings. During that period, each of our directors attended at least 75% of the meetings of the Board and each of its committees on which he or she served. Our policy is that directors should make every effort to attend in person the four regularly scheduled quarterly meetings of the Board and the annual stockholders meeting, as well as the associated meetings of committees of which they are members and all other scheduled meetings of the Board and meetings of committees of which they are members. Members may attend such meetings by telephone or video conference, if necessary, to mitigate conflicts. All of our current Board members attended the 2008 annual meeting of stockholders in person.

Board Independence

To be considered independent under the NYSE rules, the Board must affirmatively determine that a director does not have any direct or indirect material relationship with HCP or its subsidiaries. Our Board has established and employs categorical standards to assist in determining whether a relationship between any director and HCP is material and thus would disqualify such director from being independent. These categorical standards are included in Section II of HCP's Corporate Governance Guidelines, which are posted on the Investor Relations—Corporate Governance section of our website at www.hcpi.com and may also be obtained in print, without charge, by any stockholder upon request to our Corporate Secretary. The full text of these categorical standards is also attached as Annex 1 to this Proxy Statement.

The Board has determined, in accordance with the categorical standards discussed above and the NYSE rules, that each of Ms. Garvey, Ms. Martin and Messrs. Fanning, Henry, McKee, Messmer, Rhein, Roath, Rosenberg and Sullivan is independent within the meaning of the rules of the NYSE. The Board further determined that Mr. Flaherty is not independent due to his present employment with HCP.

In making its determination that each of our directors (other than Mr. Flaherty) is independent, the Board considered Mr. Rhein's service as a non-employee director of Cohen & Steers, Inc. whose wholly owned subsidiary, Cohen & Steers Capital Management, Inc., manages mutual funds that in the aggregate, owned approximately 2.0% of the Company's common stock as of January 12, 2009. The Board affirmatively determined that, because of the nature of Mr. Rhein's relationship with the entity and the amount involved, he does not have a material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company).

Committees of the Board and Corporate Governance Guidelines

Our Board of Directors has a standing Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Finance and Risk Management Committee. Current copies of the charters for each of these committees as well as our Corporate Governance Guidelines are posted on the Investor Relations—Corporate Governance section of our website at www.hcpi.com, and may be obtained in print, without charge, by any stockholder upon request to our Corporate Secretary.

Audit Committee.    The Audit Committee currently consists of Mr. Fanning, Ms. Garvey (Chair), Ms. Martin and Mr. Sullivan and, prior to April 2008, the members of the Audit Committee were Messrs. Fanning, Henry, Rhein (Chair) and Sullivan. The Audit Committee held five meetings during 2008. Our Board has determined that each director that served on our Audit Committee is, or at the relevant time was, "independent" within the meanings of NYSE and SEC rules and financially literate under NYSE rules. The Board has determined that each of Ms. Martin and Mr. Sullivan is an audit committee financial expert within the meaning of applicable SEC rules and has accounting or related financial management expertise.

Our Audit Committee operates pursuant to a written charter. The primary purpose of our Audit Committee is to assist the Board with its oversight responsibilities regarding:

  •
  integrity of HCP's financial statements and internal control over financial reporting;

  •
  HCP's compliance with legal and regulatory requirements;

  •
  the independent auditor's qualifications and independence; and

  •
  the performance of HCP's independent auditor and internal audit function.

In addition, our Audit Committee is responsible for preparing the Audit Committee Report required to be prepared pursuant to SEC rules for inclusion in our annual proxy statement.

Our Audit Committee generally meets with our independent auditors at least four times a year. To ensure independence of the audit, our Audit Committee consults separately and jointly with the independent auditors and management. The Audit Committee Report is included in this Proxy Statement under "Audit Committee Report to Stockholders."

Compensation Committee.    The Compensation Committee currently consists of Messrs. Henry, McKee (Chair), Messmer and Rhein and, prior to April 2008, the members of the Compensation Committee were Ms. Cirillo-Goldberg and Messrs. McKee (Chair) and Messmer. The Compensation Committee held five meetings during 2008. Our Board has determined that each director that served on our Compensation Committee is, or at the relevant time was, independent under NYSE rules. Our Compensation Committee operates pursuant to a written charter. Pursuant to its charter, our Compensation Committee's responsibilities include the following:

  •
  evaluating and approving HCP's compensation plans, policies and programs;

  •
  reviewing HCP's compensation philosophy;

  •
  reviewing and approving HCP's corporate goals and objectives relating to the compensation of our Chief Executive Officer ("CEO"), evaluating the performance of the CEO in light of those goals and objectives, and determining and approving the CEO's compensation based on such evaluation;

  •
  reviewing and approving, annually, the compensation levels for any executive vice president and other Section 16 officer of HCP;

  •
  reviewing and approving any employment agreements, executive retirement plans and severance arrangements for Senior Vice Presidents and above;

  •
  managing and reviewing HCP's bonus, long-term incentive compensation, stock option, employee pension and deferred compensation plans;

  •
  reviewing and approving HCP's policies concerning perquisite benefits;

  •
  determining HCP's policy with respect to change of control or "parachute" payments; and

  •
  managing and reviewing HCP's director and officer indemnification matters.

Our Compensation Committee also reviews and makes recommendations regarding the compensation paid to members of the Board who are not also employed by HCP ("Non-Employee Directors"). However, our full Board determines the compensation for our Non-Employee Directors.

Our Compensation Committee may form subcommittees and delegate to its subcommittees such powers and authority as it deems appropriate, except that our Compensation Committee may not delegate to a subcommittee (i) its authority to approve compensation levels and award grants for senior executive officers and other high-level employees, or (ii) any other power or authority required by applicable law or regulation to be exercised by the committee as a whole. Our Compensation Committee has delegated to the Stock Award Subcommittee the authority to make restricted stock grants to certain of our employees of up to an annual aggregate limit of 75,000 shares of our common stock each year. Mr. Flaherty is currently the sole member of the Stock Award Subcommittee. The Stock Award Subcommittee may only make these grants to Vice Presidents and more junior officers and employees of HCP. Other than the authority delegated to the Stock Award Subcommittee, our Compensation Committee has no current intention to delegate any of its authority to any other committee or subcommittee. Our executive officers, including the Named Executive Officers, do not have any role in determining the form or amount of compensation paid to our Named Executive Officers. However, our Chief Executive Officer does make recommendations to the Compensation Committee with respect to compensation paid to the other executive officers.

Pursuant to its charter, our Compensation Committee is authorized to retain such independent counsel, compensation and benefits consultants and other outside experts or advisors as it believes to be necessary or appropriate to carry out its duties. Prior to November 2008, our Compensation Committee retained the firm of Semler Brossy Consulting Group, LLC ("Semler Brossy") as independent compensation consultants to assist it in determining the compensation levels for our senior executive officers. In November 2008, the Compensation Committee retained the firm of FPL Associates, L.P. ("FPL Associates") as independent compensation consultants. The Compensation Committee made its 2008 compensation decisions, including decisions with respect to the Named Executive Officers' compensation, after consulting with its compensation consultants. For 2008, the consultants advised the Compensation Committee with respect to trends in executive compensation, determination of pay programs, assessment of competitive pay levels and mix (e.g., proportion of fixed pay to incentive pay, proportion of annual cash pay to long-term incentive pay) and setting compensation levels. The compensation consultants also reviewed comparable equity REITs and other real estate companies for 2008 and helped the Compensation Committee obtain and evaluate current executive compensation data for these companies. All compensation decisions were made solely by our Compensation Committee or Board of Directors.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee currently consists of Ms. Martin and Messrs. Henry, Messmer and Rosenberg (Chair) and, prior to April 2008, the members of the Nominating and Corporate Governance Committee were Ms. Cirillo-Goldberg and Messrs. Henry, Messmer and Rosenberg (Chair). The Nominating and Corporate Governance Committee held two meetings in 2008. Our Board has determined that each member of our Nominating and Corporate Governance Committee is "independent" under NYSE rules. Our Nominating and Corporate Governance Committee acts pursuant to a written charter. Pursuant to its charter, our Nominating and Corporate Governance Committee's responsibilities include: identifying qualified candidates to become Board members, recommending to our Board director nominees for election by the stockholders, selecting candidates to fill any vacancies on our Board, developing and recommending to our Board a set of corporate governance guidelines and principles applicable to the Company and overseeing the evaluation of the Board.

Finance and Risk Management Committee.    The Finance and Risk Management Committee, which was named the Finance Committee prior to January 2009, currently consists of Messrs. Henry, Rosenberg, and Sullivan (Chair). Messrs. Henry, Rosenberg, and Sullivan served as members of the committee for all of 2008. The Finance Committee held five meetings in 2008. Our Board has determined that each member of the committee is "independent" under NYSE rules. The committee was initially formed in order to facilitate the offer, issuance and sale of shares of HCP's common stock, the classification or reclassification, offer, issuance and sale of shares of separate classes or series of HCP's preferred stock and the offer, issuance and sale of HCP's debt securities on an expedited basis, as well as HCP's entry into credit facilities, and loan, hedging and other financing transactions. In January 2009, the Finance Committee was renamed the Finance and Risk Management Committee and the responsibilities of the committee were expanded to include: overseeing the enterprise risk management activities of HCP, including reviewing and discussing with management and the independent auditors any significant risks or exposures of HCP, the steps management has taken to identify, minimize, monitor or control such risks or exposures, and HCP's underlying policies with respect to risk assessment and risk management.

Corporate Governance Guidelines.    Our Board has adopted Corporate Governance Guidelines, which direct our Board's actions with respect to, among other things, Board composition, Board meetings, the Board's standing committees and procedures for appointing members of these committees, stockholder communications with the Board, expectations for directors, succession planning and self-evaluation.

Director Nominees.    Our Nominating and Corporate Governance Committee does not set specific, minimum qualifications that nominees must meet in order to be recommended as a candidate for election to the Board of Directors. Rather, the Nominating and Corporate Governance Committee considers a number of factors when reviewing potential nominees for the Board, including, but not limited to: (i) personal and professional integrity, ethics and values; (ii) experience in corporate management, such as serving as an officer or former officer of a publicly held company; (iii) experience in our industry; (iv) experience with relevant social policy concerns; (v) experience as a board member of another publicly held company; (vi) the ability and willingness to commit adequate time to our Board and its committee matters; (vii) the fit of the individual's skills with those of the other members (and potential members) of our Board in building a board that is effective, collegial and responsive to HCP's needs; (viii) academic expertise in an area of HCP's operations; and (ix) practical and mature business judgment. In addition to the criteria set forth above, the Nominating and Corporate Governance Committee strives to create diversity in perspective, background and experience in the Board as a whole.

In identifying, evaluating and selecting potential director nominees for election at each annual meeting of stockholders, and nominees for directors to be elected by the Board to fill vacancies and newly created directorships, the Nominating and Corporate Governance Committee engages in a selection process. The Nominating and Corporate Governance Committee will consider as potential director nominees candidates recommended by various sources, including any member of the Board, any stockholder of the Company or senior management. The Nominating and Corporate Governance Committee may also hire a search firm, if deemed appropriate. All potential director nominees will be initially reviewed by the Chairman of the Nominating and Corporate Governance Committee, or in the Chairman's absence, any other member of the committee delegated to initially review director candidates. The reviewing committee member will make an initial determination in his or her own independent business judgment as to the qualifications and fit of such director candidates based on the criteria set forth above. If the reviewing committee member determines that it is appropriate to proceed, the Chief Executive Officer and at least one member of the Nominating and Corporate Governance Committee will interview the prospective director candidates. Other Board members may also interview the prospective candidates. The Nominating and Corporate Governance Committee will provide informal progress updates to the Board and will meet to consider and recommend final director candidates to the entire Board. The Board determines which candidates are nominated or elected to fill a vacancy.

As described above, the Nominating and Corporate Governance Committee will consider candidates recommended by stockholders. Properly communicated stockholder recommendations will be considered in the same manner as recommendations received from other sources. Such director recommendations will be considered properly communicated if submitted in writing to the Chairman of the Nominating and Corporate Governance Committee of the Board of Directors, c/o HCP, Inc., 3760 Kilroy Airport Way, Suite 300, Long Beach, CA 90806, together with appropriate biographical information and descriptions of the candidate's qualifications and the relationship, if any, to the stockholder.

All of our director nominees are currently directors of HCP and all director nominees were previously elected to serve on our Board by our stockholders.

Meetings of Independent Directors

In addition to the meetings of the committees of the Board described above, in connection with the Board meetings, our independent directors met in executive session without management present four times during fiscal 2008. Mr. Rosenberg has been elected as our Board's Lead Director, and presides at the executive sessions of the independent directors.

Stockholder Communications with the Board

Stockholders who wish to contact members of our Board may send written correspondence to the Board of Directors of HCP, Inc. at the mailing address for our executive offices at 3760 Kilroy Airport Way, Suite 300, Long Beach, CA 90806. Stockholders should provide proof of share ownership with their correspondence. It is suggested that stockholders also include their contact information. All communications from verified stockholders will be received and processed by us and then directed to the appropriate member(s) of our Board.

In addition, any interested party who wishes to communicate directly with our Lead Director, or with our independent directors as a group, may contact our Corporate Secretary at the mailing address for our executive offices at 3760 Kilroy Airport Way, Suite 300, Long Beach, CA 90806. All communications will be received and processed by us and then directed to our Lead Director.

 DIRECTOR COMPENSATION—2008

The following table presents information regarding the compensation paid for 2008 to each of our Non-Employee Directors. The compensation paid to Mr. Flaherty, who is also one of our employees, is presented below in the Summary Compensation Table and the related explanatory tables. Mr. Flaherty is not entitled to receive additional compensation for his service as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)(3)	Option Awards ($)(1)(2)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Mary A. Cirillo-Goldberg(4)	16,558	(36,681)	0	0	0	0	(20,123)

Robert R. Fanning, Jr.	46,500	114,750	0	0	0	0	161,250

Christine N. Garvey	64,602	32,377	0	0	0	0	96,979

David B. Henry	54,500	84,985	0	0	0	0	139,485

Lauralee E. Martin(5)	32,942	19,752	0	0	0	0	52,694

Michael D. McKee	63,500	114,750	0	0	0	0	178,250

Harold M. Messmer, Jr.	49,500	114,750	0	0	0	0	164,250

Peter L. Rhein	59,898	114,750	0	0	0	0	174,648

Kenneth B. Roath(6)	42,000	114,750	0	0	0	0	156,750

Richard M. Rosenberg	75,500	114,750	0	0	0	0	190,250

Joseph P. Sullivan	63,000	84,985	0	0	0	0	147,985

(1)
The amounts reported in column (c) of the table above reflect the aggregate dollar amounts recognized for stock awards for financial statement reporting purposes with respect to 2008 (disregarding any estimate of forfeitures related to service-based vesting conditions). No stock awards or option awards granted to Non-Employee Directors were forfeited during 2008, except that Ms. Cirillo-Goldberg forfeited 4,500 unvested shares of restricted stock upon her resignation from the Board in April 2008. For a discussion of the assumptions and methodologies used to calculate the amounts referred to above, please see the discussion of stock awards and option awards contained in Note 21—Compensation Plans to the consolidated financial statements included as part of HCP's 2008 Annual Report on Form 10-K, filed with the SEC and incorporated herein by reference. Messrs. Fanning, McKee, Messmer, Rhein, Roath and Rosenberg have reached retirement age (as defined in HCP's plans and awards) and, accordingly, the entire grant date fair value of the restricted stock awards they received in 2008 was recognized and expensed for financial statement reporting purposes in 2008.

(2)
The following table presents the number of outstanding and unexercised option awards and the number of unvested restricted stock awards held by each of our Non-Employee Directors as of December 31, 2008. All of the option awards reported in the table below were vested and exercisable as of December 31, 2008.

Director	Number of Shares Subject to Outstanding Options as of 12/31/08	Number of Unvested Shares of Restricted Stock as of 12/31/08

Mary A. Cirillo-Goldberg	0	0

Robert R. Fanning, Jr.	30,880	7,500

Christine N. Garvey	0	4,125

David B. Henry	0	7,500

Lauralee E. Martin	0	3,000

Michael D. McKee	0	7,500

Harold M. Messmer, Jr.	0	7,500

Peter L. Rhein	0	7,500

Kenneth B. Roath	0	7,500

Richard M. Rosenberg	0	7,500

Joseph P. Sullivan	0	7,500

(3)
As described below, we granted each of our Non-Employee Directors (other than Ms. Cirillo-Goldberg) an award of 3,000 shares of restricted stock on April 24, 2008, the date of our 2008 annual meeting of stockholders. Each of these restricted stock awards had a value of $114,750 based on the closing price of a share of our common stock on the grant date. See footnote (1) for the assumptions used to value these awards. No option awards were granted to our Non-Employee Directors during 2008.

(4)
Ms. Cirillo-Goldberg resigned as a member of our Board of Directors effective April 24, 2008. As noted above, Ms. Cirillo-Goldberg forfeited 4,500 unvested shares of restricted stock upon her resignation. The negative number reported in the "Stock Awards" column for Ms. Cirillo-Goldberg reflects the reversal of expense that had previously been recorded in HCP's financial statements and reported in the Director Compensation Table of the proxy statement for prior years in connection with these shares.

(5)
Ms. Martin was elected to our Board of Directors on April 24, 2008.

(6)
During the period that Mr. Roath was employed by HCP, he accrued an annual retirement benefit pursuant to HCP's Supplemental Executive Retirement Plan. Mr. Roath is the only participant in this plan. Mr. Roath's Supplemental Executive Retirement Plan benefit paid by HCP in 2008 was $624,629. This amount is not reported in the table above as it does not constitute compensation to Mr. Roath for his services as a director.

Director Compensation

Compensation for Non-Employee Directors during 2008 generally consisted of an annual retainer, an additional retainer for acting as the chairperson of one of our Board's committees (other than the Nominating and Corporate Governance Committee) or Lead Director, fees for attending meetings and an annual equity award. Directors are also offered the opportunity to receive all or a portion of their annual retainer and meeting fees on a deferred basis under our Second Amended and Restated Director Deferred Compensation Plan or in the form of shares of our common stock under our Non-Employee Directors Stock-for-Fees Program.

Annual Retainers and Meeting Fees.    The annual retainer for all Non-Employee Directors was $35,000, and the additional annual retainer for the Lead Director was $25,000. In addition, the chairperson for each of the Audit Committee, Compensation Committee and Finance and Risk Management Committee received an additional annual retainer of $25,000, $15,000 and $10,000, respectively. HCP also reimbursed Non-Employee Directors for travel expenses incurred in connection with their duties as directors of HCP.

Non-Employee Directors received a meeting fee of $1,500 for in-person attendance at each meeting of the Board or any of its committees (this fee was $2,500 for in-person attendance of a committee meeting by a committee's chairperson). In addition, when a telephonic meeting lasted longer than 30 minutes, Non-Employee Directors received a meeting fee of $500 for any telephonic meeting of the Board or any of its committees that they attended.

These annual retainer and meeting fee policies will continue in effect for 2009, except the additional annual retainer for the Lead Director and committee chairpersons identified above were each increased by $5,000 ($10,000 in the case of the chairperson of the Finance and Risk Management Committee) and the enhanced meeting fee for committee chairpersons was eliminated.

Annual Equity Awards.    On the date of each annual meeting of stockholders, each Non-Employee Director who is elected at the annual meeting to serve on our Board generally receives an award of restricted stock. In addition, each person who is initially elected or appointed to the Board as a Non-Employee Director on a date other than the date of an annual meeting may receive an award of restricted stock on the date of such initial election or appointment. The number of shares subject to these restricted stock awards is determined by the Board at the time of grant. These restricted stock awards vest ratably over four years from the date of grant and are generally subject to forfeiture if the director's membership on the Board terminates prior to vesting. However, the restricted shares will automatically vest if the director's service terminates due to death, disability, retirement or removal from the Board without cause (which does not include a failure to be nominated or re-elected). The restricted shares may also vest in connection with a change in control of HCP if the award is not assumed by the successor company. Dividends are paid on the directors' restricted shares at the same rate as on all other shares of common stock of HCP.

On April 24, 2008, each of our then-serving Non-Employee Directors (i.e., Mses. Garvey and Martin and Messrs. Fanning, Henry, McKee, Messmer, Rhein, Roath, Rosenberg and Sullivan) was granted 3,000 shares of restricted stock. Each Non-Employee Director's stock award was granted under, and is subject to the terms of, the 2006 Performance Incentive Plan (the "2006 Plan"). The Board of Directors administers the plan as to Non-Employee Director awards and has the ability to interpret and make all required determinations under the plan, subject to plan limits.

In May 2005, we established stock ownership guidelines that require Non-Employee Directors to accumulate over time shares of HCP stock equal in value to the greater of (1) $120,000, or (2) five times the amount of the regular annual cash retainer for directors at that time. As to Non-Employee Directors in office when the guidelines were approved, the guidelines are effective May 15, 2010. As to new Non-Employee Directors, the guidelines are effective on the first May 15 that occurs more than five years after the director first becomes a member of our Board of Directors. Once subject to the guidelines, a director's level of stock ownership will be reviewed each May 15 for as long as the director remains in office.

Director Deferred Compensation Plan.    In January 1996, HCP adopted the Amended and Restated Director Deferred Compensation Plan, as amended and restated in October 2008 (the "Director Deferral Plan"), which permits our Non-Employee Directors to elect to defer their annual retainers and meeting fees. Amounts deferred by a director under the Director Deferral Plan are payable to such director upon: (i) his or her retirement or death, (ii) the occurrence of a substantial hardship, as determined by the Compensation Committee in accordance with applicable law, or (iii) such earlier date as may be designated by the director at the time of election to participate in the plan. In 1997, we terminated our former director retirement plan and all amounts accrued under that plan were transferred into the

Director Deferral Plan. Amounts transferred in 1997 by any director from our former director retirement plan are to be paid only after the director's retirement from the Board of Directors.

Each director participating in the Director Deferral Plan may elect to have deferred compensation and transferred accruals credited, wholly or partially, to (i) an interest rate account wherein the deferrals and transferred amounts accrue interest at a rate equal to the prime rate of Bank of New York minus one percent, or (ii) a stock credit account wherein the deferrals and transferred amounts are treated as if invested in HCP common stock with the account increasing for dividends paid, and increasing or decreasing with changes in the price of HCP's common stock.

Non-Employee Director Stock-for-Fees Program.    Under the Non-Employee Director Stock-for-Fees Program, each of our Non-Employee Directors may elect to receive all or a portion of his or her annual retainer and meeting fees in the form of shares of our common stock in lieu of payment in cash. If a director elects to receive fees in the form of stock, the director's election will apply to all fees that would otherwise be paid in cash but for the director's election, commencing with HCP's fiscal quarter after the election is made. Shares will generally be issued to directors who elect to receive stock under the program as soon as practicable after HCP pays a cash dividend to its stockholders following the quarter with respect to which the election was effective, and the number of shares to be issued will be determined by dividing (i) the amount of the fees being exchanged for the right to receive stock, by (ii) the average of the closing prices for a share of our common stock for the period of ten trading days ending with the dividend payment date.

 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table sets forth HCP's nominees for election as directors, all of whom are currently directors, and our principal executive officer, principal financial officer and our three other most highly compensated executive officers during fiscal 2008. These three executive officers, our principal executive officer and our principal financial officer are referred to collectively as the "Named Executive Officers." With respect to these individuals, set forth below is information as to the terms in office for our director nominees and the number of shares of our common stock beneficially owned by each of them as of February 20, 2009.

	Shares Beneficially Owned(1)

Name	First Elected or Appointed	Number of Shares		Number of Options/ RSUs(2)		Percent of Class(3)

Directors

Robert R. Fanning, Jr.	1985	53,227		30,880		*

James F. Flaherty III(4)	2002	675,685	(5)	1,732,644	(6)	*

Christine N. Garvey	2007	4,500		0		*

David B. Henry	2004	17,641		0		*

Lauralee E. Martin	2008	3,000		0		*

Michael D. McKee	1989	197,000		0		*

Harold M. Messmer, Jr.	1985	270,200	(7)	0		*

Peter L. Rhein	1985	59,100		0		*

Kenneth B. Roath	1986	391,654		0		*

Richard M. Rosenberg	2003	18,800		0		*

Joseph P. Sullivan	2004	44,720		0		*

Named Executive Officers

Paul F. Gallagher	n/a	57,380		222,560		*

Edward J. Henning	n/a	130,351		235,402		*

Thomas M. Klaritch		153,970	(8)	193,465	(9)	*

Mark A. Wallace	n/a	37,668		175,452		*

All director nominees, Named Executive Officers and other executive officers as a group (18 persons)	n/a	2,241,324		2,752,064		1.9%

*
Less than 1%

(1)
Except as otherwise noted below and subject to applicable community property laws, each individual has sole voting and investment power with respect to the shares listed and may, from time to time, hold shares in accounts that have a margin feature. The information in this table under "Number of Shares" includes for each of the named individuals, the following number of shares of unvested restricted stock as to which each individual has sole voting but not investment power: Mr. Fanning, 7,500; Mr. Flaherty, 17,142; Ms. Garvey, 4,125; Mr. Henry, 7,500; Ms. Martin, 3,000; Mr. McKee, 7,500; Mr. Messmer, 7,500; Mr. Rhein, 7,500; Mr. Roath, 7,500; Mr. Rosenberg, 7,500; Mr. Sullivan,

  7,500; and Mr. Wallace, 4,000. The information in this table does not include, for each of the named individuals, the following number of shares represented by unvested restricted stock unit awards that will not vest within 60 days of February 20, 2009 with respect to which the named individual has neither voting nor investment power: Mr. Flaherty, 740,236; Mr. Gallagher, 92,449; Mr. Henning, 52,270; Mr. Klaritch, 35,619; and Mr. Wallace, 32,012.

(2)
Consists of shares (i) purchasable upon exercise of outstanding stock options that are currently vested or will vest within 60 days following February 20, 2009, and (ii) represented by restricted stock unit awards that will vest within 60 days following February 20, 2009. For Mr. Klaritch, this also includes 50,000 shares issuable upon conversion of non-managing membership units of HCPI/Tennessee, LLC. For more information on HCPI/Tennessee, see the section in this Proxy Statement entitled "Certain Transactions."

(3)
Based on 253,929,042 shares outstanding at February 20, 2009. In addition, for purposes of computing the percentage of shares held by an individual, the number of shares outstanding includes shares purchasable by that individual within 60 days following February 20, 2009 upon exercise of outstanding stock options or vesting of restricted stock units held by such person.

(4)
Mr. Flaherty is our Chairman, Chief Executive Officer and President.

(5)
Includes 2,400 shares held in an irrevocable trust for the benefit of Mr. Flaherty's children and 573 shares held in an IRA by Mr. Flaherty's spouse. Mr. Flaherty disclaims beneficial ownership of these shares. Also includes an additional 225,000 shares held in an irrevocable trust for the benefit of Mr. Flaherty's children.

(6)
Includes 167,680 options held in an irrevocable trust for the benefit of Mr. Flaherty's children. Mr. Flaherty disclaims beneficial ownership of these options.

(7)
Includes (i) 16,000 shares held as custodian for Mr. Messmer's children, and (ii) 115,800 shares held by 4M Partners, L.P. Mr. Messmer is the co-manager (along with his wife) of the limited liability company that is the general partner of 4M Partners. Mr. Messmer disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. Also includes an additional 20,000 shares held in an irrevocable trust for the benefit of Mr. Messmer's children.

(8)
Includes 38,600 shares held in an irrevocable trust for the benefit of Mr. Klaritch's children. Mr. Klaritch disclaims beneficial ownership of these shares.

(9)
Includes 40,000 units, convertible on a one-for-one basis to shares of common stock, held in an irrevocable trust for the benefit of Mr. Klaritch's children. Mr. Klaritch disclaims beneficial ownership of these units.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This section contains a discussion of the material elements of compensation awarded to, earned by or paid to our principal executive officer, our principal financial officer, and our three other most highly compensated executive officers. These individuals are listed in the Summary Compensation Table on page 29 below and referred to as the "Named Executive Officers" in this Proxy Statement. Mr. Klaritch became an executive officer of HCP on his promotion to the position of Executive Vice President in May 2008. Mr. Wallace resigned from his position as an executive officer of HCP effective March 31, 2009.

Our executive compensation programs are determined and approved by our Compensation Committee. None of the Named Executive Officers are members of the Compensation Committee or otherwise had any role in determining the compensation of other Named Executive Officers, although the Compensation Committee does consider the recommendations of Mr. Flaherty in setting compensation levels for our executive officers other than Mr. Flaherty.

Executive Compensation Program Objectives and Overview

The Compensation Committee conducts an annual review of HCP's executive compensation programs to ensure that:

•
the program is designed to achieve HCP's goals of promoting financial and operational success by attracting, motivating and facilitating the retention of key employees with outstanding talent and ability; and

•
the program adequately rewards performance which is tied to creating stockholder value.

The Compensation Committee also considers compensation levels of comparable equity REITs, including those that specialize in healthcare, and other real estate and finance organizations.

HCP's current executive compensation program is based on three components, which are designed to be consistent with our compensation philosophy: (i) base salary; (ii) annual incentive bonuses; and (iii) long-term stock awards, including stock options and awards of restricted stock units that are subject to both performance-based and time-based vesting requirements. HCP also provides supplemental life insurance to Mr. Flaherty pursuant to his employment agreement and, in some cases, provides severance benefits to Named Executive Officers whose employment terminates under certain circumstances. As described below, HCP also granted Mr. Flaherty a time-based restricted stock unit award in 2006 that is intended to provide both a long-term retention incentive and a supplemental retirement benefit.

In structuring executive compensation packages, the Compensation Committee considers how each component promotes retention and/or motivates performance by the executive. Base salaries, personal benefits, and severance and other termination benefits are primarily intended to attract and retain highly qualified executives. These are the elements of our executive compensation program where the value of the benefit in any given year is not dependent on performance (although base salary amounts and benefits determined by reference to base salary may increase from year to year depending on performance, among other things). We believe that in order to attract and retain top executives, we need to provide them with compensation levels that reward their continued service. Some of the elements, such as base salaries and personal benefits, are generally paid out on a short-term or current basis. Other elements, such as benefits provided upon retirement or other termination of employment, are generally paid out on a longer-term basis. We believe this mix of short- and long-term elements allows us to achieve our goals of attracting and retaining top executives.

Annual bonuses are primarily intended to motivate Named Executive Officers to achieve specific strategies and operating objectives, although we also believe it helps us attract and retain top executives. Our long-term equity incentives are primarily intended to align Named Executive Officers' long-term interests with stockholders' long-term interests, although we believe they also play a role in helping us to attract and retain top executives. These are the elements of our executive compensation program that are designed to reward performance and thus the creation of stockholder value. For a given fiscal year, the Compensation Committee makes incentive compensation decisions retrospectively for both annual and long-term incentives after the end of the year, evaluating performance during that year. That is, bonus payments and long-term incentive compensation awards granted in January 2008 and January 2009 were based on an assessment of 2007 and 2008 performance, respectively.

The Compensation Committee believes that performance-based compensation such as annual bonuses and long-term equity incentives play a significant role in aligning management's interests with those of HCP's stockholders. For this reason, these forms of compensation constitute a substantial portion of each of our Named Executive Officers' compensation. For 2008, the Compensation Committee approved executive compensation arrangements for Mr. Flaherty, our Chief Executive Officer, that resulted in approximately 93% of Mr. Flaherty's total direct compensation constituting compensation that is performance-based and/or with a value derived from our stock price, with his base salary constituting the balance of his 2008 total direct compensation. (As used in this discussion, the term "total direct compensation" means the aggregate amount of the executive's base salary, actual annual incentive bonus, and long-term equity incentive awards based on the grant-date fair value of such awards as determined under the accounting principles used in HCP's financial reporting.) With respect to our other Named Executive Officers, the Compensation Committee approved executive compensation arrangements that resulted in 68% to 82% of each executive's total direct compensation being compensation that is performance-based and/or with a value derived from our stock price, with base salary constituting the balance of their 2008 total direct compensation. Our compensation packages are designed to promote teamwork, initiative and resourcefulness by key employees whose performance and responsibilities directly affect our results of operations. The Compensation Committee also periodically reviews our mix of fixed and incentive- based compensation against the compensation practices at comparable equity REITs and other real estate companies with the view that our executive officers' salary levels should be set around the median or at lower levels relative to industry data so that a greater percentage of our executives' compensation may be delivered in the form of incentive compensation opportunities that are based upon HCP performance.

Compensation Consultant; Review of Relevant Compensation Data

The Compensation Committee's practice has been to retain independent compensation consultants to advise it on (1) types of compensation arrangements, (2) compensation practices of certain targeted peer companies deemed representative of the industry, and (3) laws, rules, regulations and tax aspects relevant to the work of the Compensation Committee. Prior to November 2008, the Compensation Committee retained Semler Brossy to provide these advisory services. In November 2008, the Compensation Committee retained FPL Associates to provide these services.

Based on the consultants' recommendations, the Compensation Committee selected the following companies as HCP's peer group in 2008 for compensation purposes.

Alexandria Real Estate Equities, Inc.	Kimco Realty Corporation
AMB Property Corporation	Nationwide Health Properties, Inc.
AvalonBay Communities, Inc.	Public Storage
Boston Properties, Inc.	Regency Centers Corporation
Equity Residential	Simon Property Group, Inc.
Federal Realty Investment Trust	Ventas, Inc.
Health Care REIT, Inc.	Vornado Realty Trust
Healthcare Realty Trust, Inc.	Weingarten Realty Investors
Host Hotels & Resorts, Inc.

The peer companies generally consist of comparable equity REITs, including those that specialize in healthcare, and, since most healthcare REITs do not have substantially comparable market capitalization or business models as HCP, certain other REITs and real estate companies outside of the healthcare area that have market capitalizations that are substantially comparable to HCP. HCP's market capitalization and total capitalization rank near the 75th percentile of the peer group. In making its compensation comparisons, the Compensation Committee takes into account HCP's market capitalization compared to the peer companies.

In 2008, the Compensation Committee reviewed compensation data for executives at the peer companies with positions comparable to those held by the Named Executive Officers. This data consisted of base salary, cash bonus and equity award information as well as total direct compensation paid by each of the peer companies as reflected in their proxy statements. Although the Compensation Committee reviewed and discussed the compensation data provided by the consultants to help inform its decision-making process, the Compensation Committee does not set compensation levels at any specific level or percentile against the peer group data (i.e., the Compensation Committee does not "benchmark" HCP's executive compensation levels). As described below, the peer group data is only one point of information taken into account by the Compensation Committee in making compensation decisions.

2008 Performance Overview

The Compensation Committee believes that HCP's corporate performance in 2008 was outstanding in light of the performance of the United States securities and real estate markets generally. Portfolio repositioning, improvement in the dividend to funds from operations payout ratio, property quality, strategic initiatives, capital market activities and asset management were particular areas in which outstanding results were achieved. During 2008, HCP's management team improved the property portfolio, balance sheet and liquidity in a manner that may provide benefits to shareholders for many years to come.

Because of the manner in which management was able to successfully reposition HCP's portfolio, the Compensation Committee awarded executives compensation for 2008 at levels consistent with that awarded for prior years. Significant effort and talent were applied to the consummation of various initiatives that were recognized in the industry as outstanding accomplishments. These accomplishments included:

•
Achieving in 2008 the highest level of funds from operations, as defined by NAREIT ("FFO"), in HCP's history.

•
Raising a total of approximately $2.4 billion of proceeds through a combination of $656 million in asset dispositions, $566 million of secured financing, $200 million of unsecured financing and $1 billion of equity offerings.

•
Significant debt reduction resulting in HCP's having its lowest leverage ratio in over three years.

•
Selection as a member of the S&P 500 Index, the first healthcare REIT so honored, and ranking as the fifth largest REIT (as measured in equity capitalization) in the U.S. by the end of 2008.

•
Conducting an active asset management program to generate substantial incremental value from HCP's existing real estate holdings with little or no additional capital outlay.

CURRENT EXECUTIVE COMPENSATION PROGRAM ELEMENTS

Base Salaries

Salaries for our Named Executive Officers are reviewed by the Compensation Committee on an annual basis. Our Compensation Committee believes that a significant portion of executive officers' compensation should be in the form of incentive compensation that helps to align the interests of our executives with those of our stockholders. Accordingly, and while the Compensation Committee does not specifically establish our executive base salary levels against peer group data alone, our executive officers' salary levels are frequently at the median or at lower levels relative to industry data so that a greater percentage of our executives' compensation may be delivered in the form of incentive compensation.

In setting specific salary levels for each Named Executive Officer and HCP's other executive officers, the Compensation Committee assesses the executive's past performance and expected future contributions to HCP, as well as Mr. Flaherty's recommendations (with respect to executive officers other than himself). As described in the Description of Mr. Flaherty's Employment Agreement—Salary and Bonus Amounts section included later in this Proxy Statement, HCP has entered into an employment agreement with Mr. Flaherty that provides for minimum levels of base salary. HCP does not have such agreements with its other Named Executive Officers. The Compensation Committee believes that the base salary levels of the Named Executive Officers and the other executive officers generally are reasonable in view of competitive practices, HCP's performance and the contribution of those officers to that performance.

For 2008, the Compensation Committee reviewed the base salaries for the Named Executive Officers and, consistent with a company-wide freeze on base salaries generally, determined that the base salary levels for these executives would not be increased, except that Mr. Klaritch's base salary was increased from $275,000 to $350,000 in May 2008 upon his promotion of Executive Vice President to be consistent with the salaries paid generally to executives at that level.

Annual Bonuses

In January 2008, the Compensation Committee adopted the Executive Bonus Program (the "Bonus Program") to provide our executive officers with an annual bonus opportunity for 2008 and future years. The Bonus Program was adopted under our 2006 Plan, which has been approved by our stockholders and includes provisions for a cash bonus feature that is designed to qualify annual bonuses as deductible performance-based compensation under Section 162(m) of the Internal Revenue Code.

Under the Bonus Program, the Compensation Committee selects the executives who will participate in the program at the beginning of each year and establishes a maximum bonus amount for each executive. The Compensation Committee also determines a target amount for HCP's FFO per share (the "FFO Per Share") for the year, with the amount of the executive's bonus to be determined based on HCP's actual FFO Per Share for the year as compared with the target FFO Per Share established by the Committee. If the actual FFO Per Share equals or exceeds the target FFO Per Share, the Bonus Program provides for payment of up to 100% of the executive's maximum bonus amount. If the actual FFO Per Share is less than 68% of the target FFO Per Share, no bonuses would be paid under the Bonus Program. An executive's maximum bonus will be reduced for FFO Per Share results between 68% and 100% of the target FFO Per Share. FFO is derived from HCP's net income but excludes certain items such as depreciation and amortization of real estate assets that may limit the usefulness of net income as a measure of HCP's operating performance. FFO is a widely used measure of operating performance of REITs, and the Compensation Committee believes that it is appropriate to use FFO in determining HCP's performance for purposes of its Bonus Program as well as its equity awards as described below.

In addition, the Bonus Program provides that the Compensation Committee has discretion to reduce the amount of the bonus awarded to any participant in the program. Thus, the Bonus Program is designed to establish each participating executive's maximum annual bonus in a manner that complies with the performance-based compensation requirements of Section 162(m), while still preserving the Compensation Committee's flexibility to determine the actual bonus for each executive up to the maximum bonus amount based on the executive's individual performance and such other factors as the Compensation Committee deems appropriate.

The Compensation Committee established a target FFO Per Share of $2.11 for purposes of the 2008 Bonus Program and established the following maximum bonus amounts under the 2008 Bonus Program for each of the Named Executive Officers:

Named Executive Officer	Maximum Bonus Under 2008 Bonus Program

James F. Flaherty III	$2,000,000

Paul F. Gallagher	$520,000

Mark A. Wallace	$470,000

Edward J. Henning	$370,000

Maximum bonus levels are determined by the Compensation Committee taking into account the practices of companies in our compensation peer group (identified above), the executive's position with HCP and total compensation package, the executive's performance of his or her individual responsibilities, the executive's contribution to the success of HCP's financial performance, and a desire that a substantial portion of each executive's annual compensation opportunity should be "at risk" based on individual and HCP performance.

The Compensation Committee determined that HCP's actual FFO Per Share for 2008 exceeded the target FFO Per Share established for the Bonus Program. Based on its general assessment of HCP's performance and each Named Executive Officer's performance and contributions to HCP's successes during fiscal 2008, the Compensation Committee determined that it was appropriate to award each Named Executive Officer the amount reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table presented later in this Proxy Statement.

As noted above, Mr. Klaritch was not an executive officer at the beginning of 2008 and, accordingly, did not participate in the Bonus Program. After consideration of his individual performance in 2008 in light of his increased duties as an executive officer of HCP, as well as HCP's performance as noted above, the Compensation Committee determined that Mr. Klaritch would be awarded a bonus of $275,000 for 2008.

Long-Term Incentive Equity Awards

HCP's policy is that the long-term compensation of its Named Executive Officers and other executive officers should be directly linked to the value provided to stockholders. Therefore, HCP has historically made annual grants of stock options and restricted stock and restricted stock unit awards to provide further incentives to our executives to increase stockholder value. The Compensation Committee bases its award grants to executives each year on a number of factors, including:

  •
  the executive's position with HCP and total compensation package;

  •
  the executive's performance of his or her individual responsibilities;

  •
  the equity participation levels of comparable executives at companies in our compensation peer group (identified above); and

  •
  the executive's contribution to the success of HCP's financial performance.

In addition, the size, frequency and type of long-term incentive grants may be determined on the basis of tax consequences of the grants to the individual and HCP, accounting impact and potential dilution effects, and a desire that a substantial portion of each executive's annual compensation opportunity should be "at risk" based on individual and HCP performance.

In determining the levels for equity awards granted in 2008, the Compensation Committee took into account HCP's substantial achievements during 2007 as reported in the proxy statement for the 2008 annual meeting of stockholders. While the Compensation Committee does not base equity award levels on the achievement of specific performance metrics, it does consider the performance of HCP during the prior year as well as historical grant levels to inform its decision-making process. The Compensation Committee also considered the recommendations of Mr. Flaherty with respect to equity awards granted to the Named Executive Officers other than himself.

Annual award grants are generally made at the first in-person meeting of the Compensation Committee each year. This meeting is scheduled well in advance and typically held in late January or early February. Other than grants made in connection with the hiring or promotion of employees or other special circumstances, the Compensation Committee generally does not grant equity awards at any other time during the year.

Stock Options.    HCP makes a portion of its long-term incentive grants to Named Executive Officers in the form of stock options with an exercise price that is equal to the closing price of our common stock on the grant date. Thus, the Named Executive Officers will only realize value on their stock options if our stockholders realized value on their shares. The stock options also function as a retention incentive for our executives as they vest ratably over the five-year period after the date of grant.

In January 2008, the Compensation Committee granted stock options to each of our Named Executive Officers. The material terms of these options are described in the Grants of Plan-Based Awards section included later in this Proxy Statement.

The options granted to each of our Named Executive Officers in January 2008 constitute approximately one-third of the officer's total long-term incentive compensation, with the performance-based restricted stock units described below constituting the remaining approximately two-thirds (based on the grant-date fair value of such awards as determined under the accounting principles used in HCP's financial reporting). The Compensation Committee believes this mixture of options and performance units is appropriate and consistent with the practices of the comparable equity REITs and other real estate companies considered by the Compensation Committee.

Performance-Based Restricted Stock Units.    HCP also grants long-term incentive awards to Named Executive Officers in the form of performance-based restricted stock units. These performance units are granted early in the calendar year and become eligible to vest based on HCP's actual performance during that year relative to a performance goal established by the Compensation Committee. Once the performance units become eligible to vest, they vest ratably over the five-year period after the date of grant. Thus, the performance units are designed both to motivate executives to maximize HCP's performance for the year in which the units are granted and to provide a long-term retention incentive for the vesting period with respect to those units that become eligible to vest based on HCP's performance. The performance-based component of the award is also designed to be tax deductible under applicable tax law. See the discussion under "Policy with Respect to Section 162(m)" below.

In January 2008, the Compensation Committee granted performance units to each of our Named Executive Officers. The material terms of these awards are described in the Grants of Plan-Based Awards section included later in this Proxy Statement.

As in prior years, the performance units granted in 2008 became eligible to vest based on HCP's actual "funds from operations per share" during 2008. Funds from operations, or FFO, as defined by NAREIT, is derived from our net income but excludes certain items such as depreciation and amortization of real estate assets that may limit the usefulness of net income as a measure of our operating performance. FFO is a widely used measure of operating performance of REITs, and the Compensation Committee believes that it is appropriate to use FFO in determining HCP's performance for purposes of its equity awards. For purposes of these awards, the Compensation Committee establishes an FFO performance goal and an FFO threshold amount for the year in which the units are granted. If the FFO performance goal is met or exceeded, all of the units subject to the award will become eligible to vest based on the time-based vesting requirements described above. If the FFO threshold amount is not met, all of the units subject to the award will be cancelled. If HCP's actual FFO is less than the performance goal established for that year but greater than the threshold amount, a prorated percentage of the units will become eligible to vest.

For the performance units granted in 2008, the Compensation Committee established as the performance goal an FFO Per Share of $2.11 (the same goal established for purposes of the Bonus Program as described above). The Compensation Committee determined that HCP exceeded this performance goal, and all of the performance units granted to the Named Executive Officers in January 2008 became eligible to vest accordingly.

As in prior years, the Compensation Committee determined in January 2008 to award a portion of Mr. Flaherty's bonus for 2007 in the form of a grant of performance-based restricted stock units rather than cash. These performance units are generally subject to the same terms as described above, except that the units that become eligible to vest based on HCP's performance become fully vested on the third anniversary of the grant date. The Compensation Committee believes that this three-year "cliff" vesting schedule provides an enhanced retention incentive for Mr. Flaherty.

Severance and Other Benefits Upon Termination of Employment

HCP believes that severance protections, particularly in the context of a change in control transaction, can play a valuable role in attracting and retaining key executive officers. Accordingly, HCP provides such protections for each of the Named Executive Officers and certain other executive officers of HCP. In the case of Mr. Flaherty, these benefits are provided under his employment agreement. Our other Named Executive Officers are entitled to participate in our Change in Control Severance Plan (the "CIC Plan"), which provides severance benefits on certain terminations of the executive's employment following a change in control of HCP. The Compensation Committee evaluates the level of severance benefits to provide a participating Named Executive Officer on a case-by-case basis, and in general, HCP considers these severance protections an important part of an executive's compensation and consistent with competitive practices.

As described in more detail in the Potential Payments Upon Termination or Change in Control section included later in this Proxy Statement, under his employment agreement, Mr. Flaherty would be entitled to severance benefits in the event of a termination of employment by HCP without cause or by him for good reason, or due to his death or disability. HCP has determined that it is appropriate to provide Mr. Flaherty with severance benefits under these circumstances in light of his position with HCP and as part of his overall compensation package. The severance benefits for Mr. Flaherty are generally determined as if he continued to remain employed by HCP for two years following his actual termination date. Because we believe that a termination by an executive for good reason (or constructive termination) is conceptually the same as an actual termination by HCP without cause, we believe it is appropriate to provide severance benefits following such a constructive termination of the executive's employment.

HCP believes that the occurrence, or potential occurrence, of a change in control transaction will create uncertainty regarding the continued employment of our executive officers. This uncertainty results from the fact that many change in control transactions result in significant organizational changes, particularly at the senior executive level. In order to encourage certain of our executive officers to remain employed with HCP during an important time when their prospects for continued employment following the transaction are often uncertain, we provide Mr. Flaherty and the Named Executive Officers participating in our CIC Plan with severance benefits if the executive's employment is terminated by HCP without cause or by the executive for good reason in connection with a change in control. The severance benefits are generally determined as if the executive had continued to remain employed by HCP for two years (or three years, in the case of Mr. Flaherty) following his actual termination date. As noted above, because we believe that a termination by an executive for good reason is conceptually the same as a termination by HCP without cause, and because we believe that in the context of a change in control, potential acquirors would otherwise have an incentive to constructively terminate the executive's employment to avoid paying severance, we believe it is appropriate to provide severance benefits in these circumstances.

We do not believe that Named Executive Officers should be entitled to receive their cash severance benefits merely because a change in control transaction occurs. The payment of cash severance benefits is only triggered by an actual or constructive termination of employment.

As part of their change in control severance benefits, Mr. Flaherty and each Named Executive Officer who participates in the CIC Plan would generally be reimbursed for the full amount of any excise taxes imposed on his severance payments and any other payments under Section 4999 of the Internal Revenue Code. We provide our executives with a "gross-up" for any parachute payment excise taxes that may be imposed because we determined the appropriate level of change in control severance protections for these executives without factoring in the adverse tax effects on them that may result from these excise taxes. The excise tax gross-up is intended to make the executive whole for any adverse tax consequences he may become subject to under the tax law and to preserve the level of change in control severance protections that we have determined to be appropriate. We believe this protection is a reasonable part of the compensation package for our Named Executive Officers and generally consistent with industry practice.

Retention and Supplemental Retirement Equity Grant for CEO

In 2006, the Compensation Committee determined that it would be appropriate to provide Mr. Flaherty with a supplemental retirement benefit program that would also serve as a long-term retention incentive. To help accomplish this goal, it was determined that any retirement benefit for Mr. Flaherty should accrue over a significant period of time, and that any benefit should also be subject to significant vesting requirements. The Compensation Committee determined that a benefit denominated in shares of HCP's common stock was advisable so that Mr. Flaherty's actual benefit would depend in large part on the long-term performance of HCP's common stock, thus further linking Mr. Flaherty's interests with those of HCP's stockholders.

The vesting schedule for the restricted stock units is intended to reflect that the grant includes both a typical time-based vesting component and a benefit accrual component. Mr. Flaherty is currently age 51. In general, no portion of the restricted stock unit grant is scheduled to vest before Mr. Flaherty attains age 55, and subject to Mr. Flaherty's continued employment with HCP, the restricted stock units will vest in annual installments over the ten-year period following the date on which Mr. Flaherty attains age 55. The grant is also intended to provide a retirement benefit that accrues for each year of Mr. Flaherty's service with HCP for the period commencing with Mr. Flaherty's hiring in 2002 and continuing through his attainment of age 65. Accordingly, the percentage of the restricted stock units that vests each year varies because of the effect of the benefit accrual component on the vesting schedule. Mr. Flaherty will not be entitled to any benefit with respect to the restricted stock units if he voluntarily terminates employment before attaining age 55. As described under the Potential Payments upon a Termination or Change in Control section included later in this Proxy Statement, the restricted stock units are subject to severance protections for Mr. Flaherty similar to those included in his employment agreement.

Amendments to Benefit Plans in 2008

In 2008, HCP amended Mr. Flaherty's employment agreement, the award agreement for Mr. Flaherty's supplemental retirement grant described above, the CIC Plan and certain other equity award agreements that included deferred compensation arrangements to comply with the IRS's deferred compensation rules under Section 409A of the Internal Revenue Code. These amendments did not increase the intended benefits to participants under these plans.

Subsequent Compensation Actions

In January 2009, the Compensation Committee approved changes to the structure of HCP's performance restricted stock unit awards. Effective for grants made in 2009, dividend equivalents that would otherwise be paid during the applicable performance period under these awards will instead accrue and be paid at the end of the performance period only if the related performance goals for the award are satisfied.

Stock Ownership Program

In January 2003, our Compensation Committee adopted a stock ownership program pursuant to which each member of HCP's senior leadership team must own specified dollar amounts of HCP common stock, generally based on the individual's salary. In October 2008, the Compensation Committee modified the program so that it applies to executives at the level of executive vice president or higher and includes an executive's common stock, unvested stock awards and any non-managing member interests ("DownREIT units") held by the executive in limited liability companies in which HCP is the managing member (collectively, "HCP eligible securities") in determining the executive's stock ownership for purposes of the program. Under the program, each of the Chairman, Chief Executive Officer and President is required to own HCP eligible securities with a value equal to at least five times his base salary. Each of the other executive officers is required to own HCP eligible securities with a value equal to at least three times his or her base salary. All executives must achieve their mandatory holdings within five years of the adoption of the program or, as to newly-hired or promoted executives, within five years of becoming subject to the program. Each of the Named Executive Officers has achieved the mandatory holdings within the requisite five-year period.

Policy with Respect to Section 162(m)

Section 162(m) of the Internal Revenue Code generally disallows public companies a tax deduction for compensation in excess of $1,000,000 paid to their chief executive officers and certain of their other executive officers unless certain performance and other requirements are met. Our intent generally is to design and administer executive compensation programs in a manner that will preserve the deductibility of compensation paid to our executive officers, and we believe that a substantial portion of our current executive compensation program (including the stock options and performance-based restricted stock units granted to our Named Executive Officers as described above) satisfies the requirements for exemption from the $1,000,000 deduction limitation. However, we reserve the right to design programs that recognize a full range of performance criteria important to our success, even where the compensation paid under such programs may not be deductible. The Compensation Committee will continue to monitor the tax and other consequences of our executive compensation program as part of its primary objective of ensuring that compensation paid to our executive officers is reasonable, performance-based and consistent with the goals of HCP and its stockholders.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee has certain duties and powers as described in its charter. The Compensation Committee is currently composed of the four directors named at the end of this report, each of whom is independent as defined by the New York Stock Exchange listing standards.

The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this Proxy Statement. Based upon this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis section be included in this Proxy Statement.

Compensation Committee of the Board of Directors

Michael D. McKee (Chairman) David B. Henry Harold M. Messmer, Jr. Peter L. Rhein

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act that refer to future filings for additional information, including specifically to this Proxy Statement, in whole or in part, the above report by the Compensation Committee shall not be considered to be incorporated into, or a part of, any such filings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee members whose names appear on the Compensation Committee Report above were committee members during all of 2008, except that Messrs. Henry and Rhein became members of the Compensation Committee in April 2008. Prior to her resignation as a director in April 2008, Ms. Cirillo-Goldberg served as a member of the Compensation Committee during fiscal 2008. No one who served on the Compensation Committee at any time during 2008 is or has been an executive officer of HCP or had any relationships requiring disclosure by HCP under the SEC's rules requiring disclosure of certain relationships and related-party transactions. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of the Compensation Committee during the fiscal year ended December 31, 2008.

SUMMARY COMPENSATION TABLE - 2006—2008

The following table presents information regarding compensation of our principal executive officer, our principal financial officer and our three other most highly compensated executive officers for services rendered during 2008, 2007 and 2006. These individuals are referred to as "Named Executive Officers" in this Proxy Statement.

Name and Principal Position(s)	Year	Salary ($)	Bonus ($)(1)		Stock Awards ($)(2)		Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(3)	Total ($)
(a)	(b)	(c)	(d)		(e)		(f)	(g)	(h)	(i)	(j)

James F. Flaherty III	2008	600,000	0		5,449,191		1,191,733	2,000,000	0	11,002	9,251,926
Chairman, Chief Executive	2007	600,000	2,000,000	(4)	4,891,882	(4)	804,701	0	0	11,588	8,308,171
Officer and President	2006	575,000	0	(4)	3,078,034	(4)	621,823	0	0	49,592	4,324,449

Mark A. Wallace	2008	350,000	0		479,283		181,565	370,000	0	9,752	1,390,600
Executive Vice President—	2007	350,000	470,000		348,664		115,026	0	0	10,338	1,294,028
Chief Financial Officer and Treasurer(5)	2006	275,000	565,000		242,615		68,190	0	0	9,268	1,160,073

Paul F. Gallagher	2008	350,000	0		617,979		216,119	520,000	0	9,560	1,713,658
Executive Vice President—	2007	350,000	520,000		513,558		139,143	0	0	10,338	1,533,039
Chief Investment Officer	2006	330,000	600,000		384,172		82,036	0	0	9,268	1,405,476

Edward J. Henning	2008	350,000	0		385,616		170,579	370,000	0	10,232	1,286,427
Executive Vice President—	2007	350,000	370,000		291,410		122,461	0	0	10,338	1,144,209
General Counsel, Chief Administrative Officer and Corporate Secretary(6)

Thomas M. Klaritch	2008	325,000	275,000		365,820		83,311	0	0	9,752	1,058,883
Executive Vice President—Medical Office Properties(7)

(1)
As described in the Compensation Discussion and Analysis section above, each of the Named Executive Officers (other than Mr. Klaritch) received an annual incentive bonus for 2008 under our Executive Bonus Program in the amount reported in Column (g) of the table above.

(2)
The amounts reported in Columns (e) and (f) of the table above reflect the aggregate dollar amounts recognized for stock awards and option awards, respectively, for financial statement reporting purposes with respect to 2008 (disregarding any estimate of forfeitures related to service-based vesting conditions). No stock awards or option awards granted to Named Executive Officers were forfeited during 2008. For a discussion of the assumptions and methodologies used to value the awards reported in Column (e) and Column (f), please see the discussion of stock awards and option awards contained in Note 21—Compensation Plans to the Company's Consolidated Financial Statements, included as part of the Company's 2008 Annual Report on Form 10-K, filed with the SEC and incorporated herein by reference. For information about the stock awards and option awards granted to our Named Executive Officers for 2008, please see the discussion under the Grants of Plan-Based Awards table below.

The grants for which HCP recorded financial statement expense in 2008, and which were taken into account in determining the amounts reflected for 2008 in Columns (e) and (f) above, include grants dating back to as early as 2002. From 2002 through the end of 2008, HCP's stock price generally traded at values greater than the current price. Stock price at the time of grant is a key variable in determining the financial statement expense of these grants. However, while the value of these grants to the executives who hold them is dependent on stock price at the time of exercise or payment, for financial statement reporting purposes the expense recorded generally is not affected by stock price fluctuations after the date of grant. The exercise prices of the outstanding and unvested HCP stock options held by our Named Executive Officers at December 31, 2008 ranged from $23.59 to $39.72, with a weighted average exercise price of $30.81. HCP's stock price on the date of grant of the other unvested stock awards held by our Named Executive Officers at December 31, 2008 ranged from $20.62 to $39.72, with a weighted average grant date stock price as to these awards of $31.19. Thus, the values reflected in Columns (e) and (f) above do not reflect whether the recipient has actually realized a financial benefit from the awards (such as by exercising stock options or vesting in stock unit awards) and, for the most part, do not reflect the current economic value of the outstanding awards.

(3)
These amounts represent HCP's contributions to each individual's account under our 401(k) plan and term life insurance policy. HCP is not the beneficiary of the life insurance policies, and the premiums that HCP pays are taxable as income to the applicable officer. This insurance is not split-dollar life insurance. The 2008 401(k) matching contribution made with respect to each named executive officer was $9,200. The 2008 life insurance policy contribution made with respect to each Named Executive Officer was $552, except that the contribution for Mr. Gallagher was $360 and the contribution for Mr. Henning was $1,032. In addition to these amounts, Mr. Flaherty's total includes $1,250 for premiums paid by HCP on a supplemental life insurance policy for Mr. Flaherty.

(4)
With respect to his 2007 bonus, Mr. Flaherty received $2 million in cash and a grant of 45,160 performance-based restricted stock units in January 2008. This grant of performance units is described in the Grants of Plan-Based Awards table below and the accompanying narrative. With respect to his 2006 bonus, Mr. Flaherty received a grant of 113,200 performance-based restricted stock units in January 2007. No portion of his 2006 bonus was paid in cash.

(5)
Mr. Wallace resigned as HCP's Executive Vice President, Chief Financial Officer and Treasurer effective March 31, 2009.

(6)
Mr. Henning was not a Named Executive Officer during 2006.

(7)
Mr. Klaritch was not a Named Executive Officer during 2006 or 2007.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

The Summary Compensation Table above quantifies the value of the different forms of compensation earned by or awarded to our Named Executive Officers for 2008. The primary elements of each Named Executive Officer's total compensation reported in the table are base salary, an annual bonus, and long-term equity incentives consisting of nonqualified stock options and performance-based restricted stock units. Named Executive Officers also earned the other benefits listed in Column (i) of the Summary Compensation Table, as further described in footnote (3) to the table.

The Summary Compensation Table should be read in conjunction with the tables and narrative descriptions that follow. A description of the material terms of each Named Executive Officer's base salary and annual bonus is provided immediately following this paragraph. The Grants of Plan-Based Awards table and the accompanying description of the material terms of the stock options and stock unit awards granted in 2008, provides information regarding the long-term equity incentives awarded to Named Executive Officers in 2008. The Outstanding Equity Awards at December 31, 2008 and Option Exercises and Stock Vested tables provide further information on the Named Executive Officers' potential realizable value and actual value realized with respect to their equity awards.

Description of Mr. Flaherty's Employment Agreement—Salary and Bonus Amounts

We have entered into an employment agreement with Mr. Flaherty. We do not have employment agreements with our other Named Executive Officers.

The term of Mr. Flaherty's agreement is for three years, with automatic one-year extensions each year unless either party provides notice that the agreement will not be extended. The agreement provides that the Compensation Committee will review Mr. Flaherty's base salary each year and has discretion to increase (but not reduce) his base salary level. The agreement also provides for Mr. Flaherty's target annual bonus to be set at 200% of his base salary, with the Compensation Committee to determine Mr. Flaherty's actual bonus amount each year. In making its determination with respect to salary and bonus levels, the Compensation Committee considers the factors discussed under the heading "Current Executive Compensation Program Elements" of the Compensation Discussion and Analysis above. The agreement also provides for Mr. Flaherty to participate in HCP's usual benefit programs for senior executives, term life insurance provided by HCP in the aggregate amount of $2,000,000 payable to Mr. Flaherty's beneficiaries and reimbursement of business expenses. Provisions of Mr. Flaherty's agreement relating to outstanding equity incentive awards and post-termination of employment benefits are discussed below under the applicable sections of this Proxy Statement.

GRANTS OF PLAN-BASED AWARDS DURING 2008

The following table presents information regarding the incentive awards granted to the Named Executive Officers during 2008.

									All Other Stock Awards: Number of Shares of Stock or Units #	All Other Options Awards: Number of Securities Underlying Options #
			Estimated Future Payments Under Non-Equity Incentive Plan Awards			Estimated Future Payments Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)

Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

James F. Flaherty III	N/A		—	—	2,000,000	—	—	—	—	—	—	—
	1/25/08		—	—	—	—	—	—	—	747,460	31.95	2,175,109
	1/25/08		—	—	—	—	86,940	—	—	—	—	2,777,733
	1/25/08	(2)	—	—	—	—	45,160	—	—	—	—	1,442,862

Mark A. Wallace	N/A		—	—	470,000	—	—	—	—	—	—	—
	1/25/08		—	—	—	—	—	—	—	116,270	31.95	338,346
	1/25/08		—	—	—	—	20,550	—	—	—	—	656,573

Paul F. Gallagher	N/A		—	—	520,000	—	—	—	—	—	—	—
	1/25/08		—	—	—	—	—	—	—	134,070	31.95	390,144
	1/25/08		—	—	—	—	23,690	—	—	—	—	756,896

Edward J. Henning	N/A		—	—	370,000	—	—	—	—	—	—	—
	1/25/08		—	—	—	—	—	—	—	92,540	31.95	269,291
	1/25/08		—	—	—	—	16,350	—	—	—	—	522,383

Thomas M. Klaritch	N/A		—	—	—	—	—	—	—		—	—
	1/25/08		—	—	—	—	—	—	—	47,925	31.95	139,462
	1/25/08		—	—	—	—	10,640	—	—	—	—	339,948

(1)
The amounts reported in column (l) of the table reflect the fair value of these awards on the grant date as determined under the principles used to calculate the value of equity awards for purposes of our consolidated financial statements. For the assumptions and methodologies used to value the awards reported in Column (l), see footnote (2) to the Summary Compensation Table above.

(2)
See footnote (4) to the Summary Compensation Table above.

DESCRIPTION OF PLAN-BASED AWARDS

Non-Equity Incentive Plan Awards

The material terms of the non-equity incentive plan awards reported in the above table are described in the Compensation Discussion and Analysis section above under the heading "Current Executive Compensation Program Elements—Annual Bonuses."

Equity Incentive Plan Awards

Each of the equity incentive awards reported in the above table was granted under, and is subject to, the terms of the 2006 Plan. The 2006 Plan is administered by the Compensation Committee. The Compensation Committee has authority to interpret the plan provisions and make all required determinations under the plan. Awards granted under the plan are generally only transferable to a beneficiary of a Named Executive Officer upon his death or, in certain cases, to family members for tax or estate planning purposes. However, the Compensation Committee may establish procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable securities laws and, with limited exceptions set forth in the plan document, are not made for value.

Under the terms of the 2006 Plan, if there is a change in control of HCP, each Named Executive Officer's outstanding awards granted under the plan will generally become fully vested and, in the case of options, exercisable, unless the Compensation Committee provides for the substitution, assumption, exchange or other continuation of the outstanding awards. Any options that become vested in connection with a change in control generally must be exercised prior to the change in control, or they will be cancelled in exchange for the right to receive a cash payment in connection with the change in control transaction.

In addition, each Named Executive Officer may be entitled to accelerated vesting of his outstanding equity-based awards upon certain terminations of his employment with HCP and/or a change in control of HCP. The terms of this accelerated vesting are described in this section and in the Potential Payments upon Termination or Change in Control section below.

Options.    Each option reported in Column (j) of the table above was granted with a per-share exercise price equal to the fair market value of a share of our common stock on the grant date. For these purposes, and in accordance with our 2006 Plan and our option grant practices, the fair market value is equal to the closing price of a share of our common stock on the applicable grant date.

Each option granted to our Named Executive Officers in 2008 is subject to a five-year vesting schedule, with 20% of the option vesting on each of the first five anniversaries of the grant date. If a Named Executive Officer's employment is terminated as a result of the officer's death, disability or retirement, his option will immediately vest and become exercisable. If the Named Executive Officer's employment terminates for any other reason, the unvested portion of his option will immediately terminate. Once vested, each option will generally remain exercisable until its normal expiration date. Each of the options granted to our Named Executive Officers in 2008 has a term of ten years. However, vested options may terminate earlier in connection with a change in control transaction or a termination of the Named Executive Officer's employment. Subject to any accelerated vesting that may apply in the circumstances, the unvested portion of the option will immediately terminate upon a termination of the Named Executive Officer's employment. The Named Executive Officer will generally have three months to exercise the vested portion of the option following a voluntary termination of his employment (other than upon retirement) or a termination by us for cause. This period is extended to eight months if the termination is by us without cause and to three years if the termination was a result of the Named Executive Officer's death, disability or retirement (with a possible extension of up to one year if the Named Executive Officer dies or becomes disabled during the three-year period following retirement).

The options granted to Named Executive Officers during 2008 do not include any dividend rights.

Performance-Based Restricted Stock Units.    Column (g) of the table above reports awards of performance-based restricted stock units ("performance units") granted to our Named Executive Officers for 2008. Each performance unit represents a contractual right to receive one share of our common stock if the performance-based and time-based vesting requirements described below are satisfied.

The performance units become eligible to vest based on FFO Per Share for the applicable one-year performance period. For these purposes, our FFO is determined by the Compensation Committee under rules prescribed by NAREIT, before taking into account any non-recurring charges incurred by us for material strategic or financing transactions approved by our Board of Directors and impairments. The performance period is the calendar year for which the award is granted. If the FFO goal established by the Compensation Committee for the performance period is met, all of the performance units will be eligible to vest. If the FFO goal is not met, a portion of the performance units may become eligible to vest as determined on a sliding scale based on actual FFO performance relative to the goal. Any performance units that do not become eligible to vest based on actual FFO performance during the performance period will be cancelled and automatically terminate as of the end of the performance period.

In general, if the Named Executive Officer's employment terminates during the performance period for any reason other than death, disability or retirement, the performance units will immediately terminate. If the Named Executive Officer's employment terminates due to death or disability during the performance period, the performance units will become fully vested regardless of HCP's actual FFO performance. If the Named Executive Officer's employment terminates due to retirement during the performance period, the number of performance units eligible to vest based on actual FFO performance will be determined at the end of the performance period and will become fully vested as of that time. If there is a change in control of HCP during the performance period, the number of performance units eligible to vest based on actual FFO performance will be determined at the end of the performance period and, unless the award is assumed by the successor entity, will become fully vested as of that time.

Performance units that become eligible to vest based on actual FFO performance during the performance period will generally vest at a rate of 20% per year during the five-year period after the grant date, except that the performance units granted to Mr. Flaherty with respect to his bonus for 2007 (referred to in footnote (2) to the table) that become eligible to vest will become fully vested on the third anniversary of the grant date. If the Named Executive Officer's employment terminates for any reason other than death, disability or retirement after the performance period, any performance units that have not previously vested will terminate. If the Named Executive Officer's employment terminates due to retirement, death or disability after the performance period, any performance units that became eligible to vest based on actual FFO performance will become fully vested as of the termination date. If there is a change in control of HCP after the performance period and the award is not assumed by the successor entity, any performance units that became eligible to vest based on actual FFO performance will become fully vested as of the date of the change in control.

Vested performance units are payable in an equal number of shares of our common stock. Payment will generally be made as the units become vested although the Named Executive Officer may elect to have the units paid on a deferred basis. The Named Executive Officer does not have the right to vote or dispose of the performance units, but does have the right to receive cash payments as dividend equivalents based on the amount of dividends (if any) paid by HCP during the term of the award on a number of shares equal to the number of outstanding and unpaid performance units then subject to the award. Such payments are made at the same time the related dividends are paid to our stockholders generally. As noted in the Compensation Discussion and Analysis above, effective for grants made in 2009, dividend equivalents that would otherwise be paid during the applicable performance period under these awards will instead accrue and be paid at the end of the performance period only if the related performance goals for the award are satisfied.

The performance period for each performance unit award listed in the table above was the 2008 calendar year. The Compensation Committee has determined that HCP's actual FFO performance met the FFO goal for 2008. Accordingly, 100% of the performance units subject to these awards became eligible to vest as of December 31, 2008.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2008

The following tables present information regarding the outstanding equity awards held by each of our Named Executive Officers as of December 31, 2008, including the vesting dates for the portions of these awards that had not vested as of that date.

		Option Awards					Stock Awards

Name (a)	Award Grant Date (b)	Number of Securities Underlying Unexercised Options (#) Exercisable (c)	Number of Securities Underlying Unexercised Options (#) Unexercisable (d)		Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)

James F. Flaherty III	10/8/02	—	—		—	—	17,142	(2)	476,033	—	—
	5/7/03	300,000	0		19.14	5/7/13	—		—	—	—
	3/15/04	400,000	100,000	(3)	27.52	3/15/14	6,400	(3)	177,728	—	—
	1/28/05	288,252	192,168	(4)	25.52	1/28/15	23,060	(4)	640,376	—	—
	10/26/05	—	—		—	—	23,400	(5)	649,818	—	—
	2/3/06	216,896	325,344	(6)	27.11	2/3/16	26,100	(6)	724,797	—	—
	2/3/06	—	—		—	—	57,230	(7)	1,589,277	—	—
	8/14/06	—	—		—	—	250,877	(8)	6,966,854	—	—
	1/26/07	33,536	134,144	(9)	39.72	1/26/17	39,616	(9)	1,100,136	—	—
	1/26/07	—	—		—	—	113,200	(10)	3,143,564	—	—
	1/25/08	0	747,460	(11)	31.95	1/25/18	86,940	(11)	2,414,324	—	—
	1/25/08	—	—		—	—	45,160	(12)	1,254,093	—	—

Mark A. Wallace	3/15/04	—	—		—	—	4,000	(3)	111,080	—	—
	5/5/04	32,000	8,000	(13)	23.59	5/5/14	—		—	—	—
	1/28/05	51,150	34,100	(4)	25.52	1/28/15	6,364	(4)	176,728	—	—
	2/3/06	22,308	33,462	(6)	27.11	2/3/16	6,264	(6)	173,951	—	—
	1/26/07	9,268	37,072	(9)	39.72	1/26/17	10,952	(9)	304,137	—	—
	1/25/08	0	116,270	(11)	31.95	1/25/18	20,550	(11)	570,674	—	—

Paul F. Gallagher	3/15/04	46,544	11,636	(3)	27.52	3/15/14	1,744	(3)	48,431	—	—
	1/28/05	53,082	35,388	(4)	25.52	1/28/15	6,604	(4)	183,393	—	—
	2/3/06	28,342	42,486	(6)	27.11	2/3/16	7,950	(6)	220,772	—	—
	1/26/07	11,280	45,120	(9)	39.72	1/26/17	13,328	(9)	370,119	—	—
	1/25/08	0	134,070	(11)	31.95	1/25/18	23,690	(11)	657,871	—	—

Edward J. Henning	1/31/03	40,000	0		18.42	1/31/13	—		—	—	—
	3/15/04	46,544	11,636	(3)	27.52	3/15/14	1,744	(3)	48,431	—	—
	1/28/05	51,150	34,100	(4)	25.52	1/28/15	6,364	(4)	176,728	—	—
	2/3/06	21,212	31,818	(6)	27.11	2/3/16	5,958	(6)	165,454	—	—
	1/26/07	8,476	33,904	(9)	39.72	1/26/17	10,016	(9)	278,144	—	—
	1/25/08	0	92,540	(11)	31.95	1/25/18	16,350	(11)	454,040	—	—

Thomas M. Klaritch	10/2/03	50,000	0		23.50	10/2/13	—		—	—	—
	3/15/04	11,632	2,908	(3)	27.52	3/15/14	436	(3)	12,108	—	—
	1/28/05	—	—		—	—	6,392	(4)	177,506	—	—
	2/3/06	12,684	19,026	(6)	27.11	2/3/16	3,564	(6)	98,972	—	—
	1/26/07	4,940	19,760	(9)	39.72	1/26/17	5,832	(9)	161,955	—	—
	1/25/08	0	47,925	(11)	31.95	1/25/18	10,640	(11)	295,473	—	—

(1)
The dollar amounts shown in column (h) are determined by multiplying the number of shares or units reported in column (g) by $27.77 (the closing price of our common stock on the last trading day of fiscal 2008).

(2)
The unvested portion of this award was scheduled to vest in one installment on October 8, 2009.

(3)
The unvested portions of these awards were scheduled to vest in one installment on March 15, 2009.

(4)
The unvested portions of these awards were scheduled to vest in two installment on January 28, 2009 and January 28, 2010.

(5)
The unvested portion of this award was scheduled to vest in two installments on October 26, 2009 and October 26, 2010.

(6)
The unvested portions of these awards were scheduled to vest in three installments on February 3, 2009, February 3, 2010 and February 3, 2011.

(7)
The unvested portion of this award was scheduled to vest in one installment on February 3, 2009.

(8)
The unvested portion of this award was scheduled to vest in eleven annual installments commencing on Mr. Flaherty's attaining age 55 and ending on Mr. Flaherty's attaining age 65. Mr. Flaherty is currently age 51.

(9)
The unvested portions of these awards were scheduled to vest in four installments on January 26, 2009, January 26, 2010, January 26, 2011 and January 26, 2012.

(10)
The unvested portion of this award was scheduled to vest in one installment on January 26, 2010.

(11)
The unvested portions of these awards were scheduled to vest in five installments on January 25, 2009, January 25, 2010, January 25, 2011, January 25, 2012 and January 25, 2013.

(12)
The unvested portion of this award was scheduled to vest in one installment on January 25, 2011.

(13)
The unvested portion of this award was scheduled to vest in one installment on May 5, 2009.

OPTION EXERCISES AND STOCK VESTED DURING 2008

The following table presents information regarding the exercise of stock options by Named Executive Officers during 2008, and on the vesting of other stock awards during 2008 that were previously granted to the Named Executive Officers.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(1)
(a)	(b)	(c)	(d)		(e)

James F. Flaherty III	0	0	124,998		3,927,852

Mark A. Wallace	0	0	12,008	(2)	373,653

Paul F. Gallagher	0	0	19,028		660,978

Edward J. Henning	379,500	7,096,197	10,256		326,648

Thomas M. Klaritch	0	0	12,978		455,055

(1)
The dollar amounts shown in Column (c) above for option awards are determined by multiplying (i) the number of shares of our common stock to which the exercise of the option related, by (ii) the difference between the per-share closing price of our common stock on the date of exercise and the exercise price of the options. The dollar amounts shown in Column (e) above for stock awards are determined by multiplying the number of shares or units, as applicable, that vested by the per-share closing price of our common stock on the vesting date.

(2)
Mr. Wallace elected to defer to a subsequent year the distribution of 8,008 shares subject to restricted stock units that vested during 2008, as permitted under the terms of his award.

POTENTIAL PAYMENTS UPON A TERMINATION OR CHANGE IN CONTROL

The following section describes the benefits that may become payable to certain Named Executive Officers in connection with a termination of their employment with HCP and/or a change in control of HCP. In addition to the benefits described below, outstanding equity-based awards held by our Named Executive Officers may also be subject to accelerated vesting in connection with a change in control of HCP under the terms of our 2000 Stock Incentive Plan (the "2000 Plan") and 2006 Plan.

James F. Flaherty III

Mr. Flaherty's employment agreement, described above under the heading "Description of Mr. Flaherty's Employment Agreement—Salary and Bonus Amounts," provides for certain benefits to be paid to Mr. Flaherty in connection with a termination of his employment with HCP under the circumstances described below.

Severance Benefits—Termination of Employment.    In the event Mr. Flaherty's employment is terminated during the employment term either by HCP pursuant to a "Termination Other Than For Cause" or by Mr. Flaherty pursuant to a "Termination For Good Reason" (as those terms are defined in his employment agreement), Mr. Flaherty will be entitled to severance pay that includes (1) a lump sum cash payment equal to two times the sum of (a) Mr. Flaherty's base salary (at the greater of the highest annualized rate in effect in the year preceding the termination date or the year in which the termination date occurs), plus (b) the greater of Mr. Flaherty's target bonus for the year in which the termination occurs or the highest annual bonus he received in any of the preceding three years; (2) a pro-rata portion of Mr. Flaherty's target bonus for the year of the termination; and (3) continued medical, dental and vision benefits for Mr. Flaherty and his family members and continued payment by HCP of the premiums for Mr. Flaherty's term life insurance for two years after the termination. In addition, Mr. Flaherty's equity-based awards (other than performance-based awards) will generally become fully vested, to the extent then outstanding and not otherwise vested, in connection with such a termination of employment, and any stock options granted on or after the date of the employment agreement that are so accelerated will remain exercisable until the later of three years after the date Mr. Flaherty's employment terminates or the date specified in the applicable plan or award agreement (but in no event later than the expiration date of the option). Any of Mr. Flaherty's equity-based awards that are then outstanding and subject to performance-based vesting requirements will continue in accordance with their terms with respect to the performance requirements, although such awards will become fully vested with respect to any time-based vesting requirements.

Severance Benefits—Termination of Employment in Connection with a Change in Control.    In the event Mr. Flaherty's employment is terminated during the employment term pursuant to a "Termination Upon a Change in Control" (as defined in his employment agreement), Mr. Flaherty will be entitled to the severance benefits described above except that the severance multiplier to determine the amount of Mr. Flaherty's lump sum cash payment will be three, and the period of continued medical, dental and vision benefits for Mr. Flaherty and his family members and continued payment of Mr. Flaherty's term life insurance premiums will be three years. In addition, Mr. Flaherty will become fully vested in his accrued benefits under HCP's retirement arrangements (or be entitled to a cash payment equal to the value of such accelerated vesting) and will be entitled to payment of an amount equal to the present value of the matching contributions HCP would have made to Mr. Flaherty's account under HCP's 401(k) plan had Mr. Flaherty remained employed by HCP for the three years after the date his employment terminated and made the maximum elected deferral contributions permitted under the 401(k) plan. In the event that Mr. Flaherty's benefits are subject to the excise tax imposed under Section 280G of the U.S. Internal Revenue Code of 1986 ("Section 280G"), HCP will make an additional payment to him so that the net amount of such payment (after taxes) he receives is sufficient to pay the excise tax due (a "gross-up payment").

Severance Benefits—Death or Disability.    In the event Mr. Flaherty's employment is terminated during the employment term due to his death or disability (as defined in his employment agreement), Mr. Flaherty will be entitled to a pro-rata portion of his target bonus for the year of the termination, the accelerated vesting of equity-based awards and post-termination exercise period for options described above and continued medical, dental and vision benefits for Mr. Flaherty and his family members for one year after termination.

Retention and Supplemental Retirement Grant.    In addition, the restricted stock units granted to Mr. Flaherty on August 14, 2006 described in the Compensation Discussion and Analysis section above are subject to partial acceleration if Mr. Flaherty's employment is terminated by HCP without cause, by Mr. Flaherty for good reason, due to Mr. Flaherty's death or disability, or in certain other circumstances. The percentage of the restricted stock units that will vest varies depending on Mr. Flaherty's age at the time his employment terminates and whether the termination occurs within the two-year period following a change in control of HCP. In all events, Mr. Flaherty will vest in 100% of the restricted stock units only if he remains employed with HCP through age 65.

Restrictive Covenants.    Pursuant to Mr. Flaherty's employment agreement, he has agreed not to disclose any confidential information of HCP at any time during or after his employment with HCP. In addition, Mr. Flaherty has agreed that, for a period of one year following a termination of his employment with HCP, he will not solicit HCP's employees or customers or materially interfere with any of HCP's business relationships.

Other Named Executive Officers

CIC Plan.    Each of the Named Executive Officers (other than Mr. Flaherty) participates in the CIC Plan. For each of the Named Executive Officers participating in the CIC Plan, the "severance multiplier" referred to in the following description of the CIC Plan benefits is two.

Under the CIC Plan, if a change in control of HCP occurs during the term of the CIC Plan and a participant's employment with HCP is terminated by HCP without cause or by the participant for good reason within the two year period following the change in control, the participant will generally be entitled to receive the following benefits: (1) a cash lump sum payment equal to the participant's "severance multiplier" times the sum of (i) the participant's base salary plus (ii) the greater of one-third of the participant's base salary or the participant's average annual bonus for the preceding three years (based only on complete fiscal years in which the participant was employed); (2) a lump sum cash payment equal to the expected cost of COBRA premiums for medical coverage for the number of years represented by the "severance multiplier"; (3) if not then fully-vested, full vesting in the participant's benefits under HCP's non-qualified retirement plans plus a lump sum cash payment equal to the participant's then unvested benefits under HCP's 401(k) plan; and (4) a lump sum cash payment equal to the participant's prorated annual bonus amount for the year of termination (with the "annual bonus amount" being determined as described in clause (1)(ii) above). (For these purposes, the terms "cause," "good reason" and "change in control" are each defined in the CIC Plan.) In addition, the participant's equity-based awards (other than performance-based awards), to the extent then outstanding and not otherwise vested, will generally become fully vested, and the participant's outstanding stock options will generally remain exercisable for one year after the date of termination of the participant's employment (but in no event later than the expiration date of the option). The participant's equity-based awards that are then outstanding and subject to performance-based vesting requirements will continue in accordance with their terms with respect to the performance requirements, although such awards will become fully vested with respect to any time-based vesting requirements. The participant will also be entitled to a full gross-up for any excise taxes imposed under Section 280G on the benefits payable to the participant in connection with the change in control (unless a reduction in the amount of the benefits by not more than $25,000 will avoid the imputation of those taxes). A participant's right to receive benefits under the CIC Plan is subject to the execution of a release of claims in favor of HCP upon the termination of the participant's employment.

Participants are also subject to confidentiality, non-solicitation and non-competition restrictive covenants under the CIC Plan.

Resignation and Consulting Agreement with Mr. Wallace.    As noted above, Mr. Wallace resigned as HCP's Executive Vice President, Chief Financial Officer and Treasurer effective March 31, 2009. In connection with his resignation, Mr. Wallace entered into a resignation and consulting agreement with HCP. The agreement provides for Mr. Wallace to receive a bonus payment of $92,500 with respect to his service during the first three months of 2009 and a consulting fee of $60,000 per month for the twelve-month period commencing April 1, 2009. Mr. Wallace will be entitled to continued vesting of his outstanding restricted stock and restricted stock unit awards during the consultancy period and to payment by HCP of his COBRA premiums for up to 18 months following his resignation. His outstanding stock options, to the extent not vested on March 31, 2009, will terminate on that date. The agreement also includes a mutual release of claims by Mr. Wallace and HCP, as well as certain confidentiality and non-solicitation covenants by Mr. Wallace for the benefit of HCP.

Estimated Severance and Change in Control Benefits

Severance Benefits.    The following chart presents HCP's estimate of the amount of the benefits to which Mr. Flaherty would have been entitled had his employment terminated under the circumstances described above (other than in connection with a change in control of HCP) on December 31, 2008.

	Termination by HCP Without Cause or by Mr. Flaherty for Good Reason				Termination due to Mr. Flaherty's Death or Disability

Name	Cash Severance(1)	Continuation of Health/Life Benefits	Equity Acceleration(2)	Total	Continuation of Health Benefits	Equity Acceleration(2)	Total

James F. Flaherty III	$10,192,608	$41,348	$13,747,976	$23,981,932	$20,674	$13,747,976	$13,768,650

(1)
As noted above, Mr. Flaherty's annual bonus for years prior to 2008 was awarded, in part or in full, as a grant of performance-based restricted stock units. For purposes of this calculation only, we have interpreted his employment agreement as requiring that the dollar value determined by our Compensation Committee at the time of making this grant be used to determine the amount of the cash severance payment. Mr. Flaherty would have been entitled to the full amount of his bonus for the 2008 fiscal year if he were employed by us through December 31, 2008, so the pro-rata bonus provisions described above would not apply.

(2)
These columns report the intrinsic value of the unvested portions of Mr. Flaherty's awards that would accelerate in the circumstances. For options, this value is calculated by multiplying the amount (if any) by which $27.77 (the closing price of our common stock on December 31, 2008) exceeds the exercise price of the option by the number of shares subject to the accelerated portion of the option. For restricted stock and restricted stock unit awards, this value is calculated by multiplying $27.77 by the number of shares or units subject to the accelerated portion of the award. As to the restricted stock units awarded to Mr. Flaherty during 2008 reported in the Grants of Plan-Based Awards table above that are subject to both time-based and performance-based vesting requirements, the time-based vesting requirements would be waived but the awards would continue to be subject to the performance-based vesting requirements if Mr. Flaherty's employment had terminated under the circumstances described above. We have included the value related to accelerated vesting of these awards in the table above as the performance-based vesting requirements for the period ended December 31, 2008 were satisfied.

Change in Control Severance Benefits.    The following chart presents HCP's estimate of the amount of the benefits to which each of the Named Executive Officers would have been entitled had a change in control of HCP occurred on December 31, 2008 (and, as applicable, the executive's employment with HCP had terminated under the circumstances described above on such date):

Name	Cash Severance(1)	Continuation of Health/Life Benefits(2)	Equity Acceleration(3)	Section 280G Gross-Up(4)	Total

James F. Flaherty III	$15,318,312	$62,022	$14,235,645	$8,236,672	$37,852,651

Mark A. Wallace	$1,552,000	$24,809	$1,468,820	$0	$3,045,629

Paul F. Gallagher	$1,732,000	$38,848	$1,591,158	$0	$3,362,006

Edward J. Henning	$1,432,000	$38,848	$1,223,431	$0	$2,694,279

Thomas M. Klaritch	$1,234,377	$38,848	$759,297	$0	$2,032,522

(1)
In each case, the Named Executive Officer would have been entitled to the full amount of his bonus for the 2008 fiscal year if he were employed by us through December 31, 2008, so the pro-rata bonus provisions described above would not apply. See footnote (1) to the preceding table under "Severance Benefits" regarding the calculation of Mr. Flaherty's annual bonus for these purposes. For Mr. Flaherty, the cash severance amount also includes $29,400, which represents the approximate present value on December 31, 2008 of the matching contributions HCP would have made to his account under HCP's 401(k) plan had he remained employed by HCP for the three years after the date his employment terminated and made the maximum elected deferral contributions permitted under the 401(k) plan.

(2)
For Mr. Flaherty, this amount represents the cost of providing continuing medical, dental and vision benefits for him and his family members, as well as term life insurance for him, for a period of three years. For the other Named Executive Officers, these amounts represent the aggregate cost of the premiums that would be charged to each individual to continue health coverage for two years pursuant to the Consolidated Omnibus Budget Reconciliation Act ("COBRA") for such individual and his eligible dependents (to the extent that such dependents were receiving health benefits prior to the individual's termination date).

(3)
See footnote (2) to the preceding table under "Severance Benefits" for the manner of calculating equity acceleration value. As to the restricted stock units awarded to the Named Executive Officers during 2008 reported in the "Grants of Plan-Based Awards Table" above that are subject to both time-based and performance-based vesting requirements, the time-based vesting requirements would be waived but the awards would continue to be subject to the performance-based vesting requirements if the executive's employment had terminated under the circumstances described above. We have included the value related to accelerated vesting of these awards in the table above as the performance-based vesting requirements for the period ended December 31, 2008 were satisfied.

(4)
For purposes of estimating the Section 280G excise tax and corresponding gross-up amounts, we have assumed that the Named Executive Officer's outstanding equity awards would be accelerated and terminated in exchange for a cash payment upon the change in control. The value of this acceleration (and thus the amount of the additional payment) would be slightly higher if the accelerated awards were assumed by the acquiring company rather than terminated upon the transaction.

CERTAIN TRANSACTIONS

Transactions with Related Persons

Our policies and procedures for the review, approval or ratification of related person transactions are as follows: possible related person transactions are first screened by our legal department for materiality and then sent to the Audit Committee for review. The Audit Committee's charter states that the Audit Committee shall discuss with management and the independent auditor any related person transactions brought to the Audit Committee's attention which could reasonably be expected to have a material impact on our financial statements. In determining whether to approve or reject a related person transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the proposed transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person's economic interest in the transaction. Audit Committee review and approval of related person transactions is evidenced in the minutes of the applicable Audit Committee meeting. For purposes of Audit Committee approval, a related person transaction is defined as any transaction that is required to be reported under Item 404 of SEC Regulation S-K.

The Audit Committee approved all related person transactions that occurred since January 1, 2008. Other than the transactions involving Mr. Elcan and Mr. Klaritch that are identified below, the amounts involved in all of such transactions are below disclosure thresholds established by the SEC under Item 404(a) of Regulation S-K, or the executive officer or director or his or her family member does not have a direct or indirect material interest, as that term is used in SEC rules, in the transaction.

Mr. Elcan, a former Executive Vice President of the Company through April 30, 2008, and certain members of Mr. Elcan's immediate family, including without limitation his wife and father-in-law, may be deemed to own directly or indirectly, in the aggregate, greater than 10% of the outstanding common stock of HCA, Inc. ("HCA") at April 29, 2008. During 2008, 2007 and 2006, HCA contributed $95 million, $83 million and $37 million, respectively, in aggregate revenues and interest income, for the lease of certain assets and obligations under debt securities.

Mr. Elcan and Mr. Klaritch, an Executive Vice President of the Company, were previously senior executives and limited liability company members of MedCap Properties, LLC, which was acquired in October 2003 by HCP and a joint venture of which HCP was the managing member. As part of that transaction, MedCap Properties, LLC contributed certain property interests to a newly-formed entity, HCPI/Tennessee LLC, in exchange for DownREIT units. In connection with the transactions, Messrs. Elcan and Klaritch received 610,397 and 113,431 non-managing member units, respectively, in HCPI/Tennessee, LLC in a distribution of their respective interests in MedCap Properties, LLC. Each DownREIT unit is redeemable for an amount of cash approximating the then-current market value of two shares of HCP's common stock or, at HCP's option, two shares of HCP's common stock (subject to certain adjustments, such as stock splits, stock dividends and reclassifications). In addition, the HCPI/Tennessee, LLC agreement provides for a "make-whole" payment, intended to cover grossed-up tax liabilities, to the non-managing members upon the sale of certain properties acquired by HCPI/Tennessee, LLC in the MedCap transactions and other events.

The HCPI/Tennessee, LLC agreement was amended, with an effective date of January 1, 2007, to change the allocation of the taxable income among the members, to more closely correspond with the relative cash distributions each member receives. Previously, taxable income was allocated disproportionately to the non-managing members to reflect the priority rights of the non-managing member unit holders in distributions of cash. The amendment has no effect on the amounts of cash distributions to the non-managing members.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of equity securities of our common stock. These persons are required by SEC regulations to furnish us with copies of all of these reports that they file. To our knowledge, based solely on our review of the copies of such reports, including any amendments thereto, furnished to us and written responses to annual directors' and officers' questionnaires, no other reports were required and all Section 16(a) filing requirements applicable to our Section 16(a) persons were timely filed, except for one Form 4 filed by Thomas Klaritch to report redemptions of certain LLC units of HCPI/Tennessee, LLC, of which the Company is the managing member.

 AUDIT COMMITTEE REPORT TO STOCKHOLDERS

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act that refer to future filings for additional information, including specifically to this Proxy Statement, in whole or in part, the following report by the Audit Committee shall not be considered to be incorporated into, or a part of, any such filings.

The Audit Committee of the Board of Directors is comprised of four directors and operates under a written charter adopted by the Board of Directors, as required by the rules of the New York Stock Exchange. The members of the Audit Committee are Mr. Fanning, Ms. Garvey, Ms. Martin and Mr. Sullivan. HCP's Board has determined, in accordance with its categorical standards, that each member of the Audit Committee is "independent" within the meaning of NYSE and SEC rules.

The primary purposes of the Audit Committee are to assist the Board with its oversight responsibilities regarding: (i) the integrity of HCP's financial statements and internal control over financial reporting; (ii) HCP's compliance with legal and regulatory requirements; (iii) the independent auditor's qualifications and independence; and (iv) the performance of HCP's independent auditor and internal audit function.

Management is responsible for the preparation, presentation and integrity of HCP's financial statements as well as its financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of HCP's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, performing an audit of HCP's internal control over financial reporting and reviewing the quarterly financial statements. The members of the Audit Committee are not full-time employees of HCP and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to below do not assure that the audit of HCP's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that HCP's auditors are in fact "independent."

In the performance of its oversight function, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that HCP's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. HCP's independent auditors also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent auditors that firm's independence.

Based upon the Audit Committee's discussions with management and the independent auditors and the Audit Committee's review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in HCP's Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC.

Audit Committee

Christine N. Garvey (Chair)	Robert R. Fanning, Jr.	Lauralee E. Martin	Joseph P. Sullivan

 AUDIT AND NON-AUDIT FEES

Independent Auditor Fee Information

The following table shows information about fees billed by Ernst & Young LLP, our current independent public auditor, during or related to 2008 and 2007.

	2008 ($ in thousands)	Percentage of 2008 Services Approved by Audit Committee	2007 ($ in thousands)	Percentage of 2007 Services Approved by Audit Committee

Audit Fees(1)	$2,253	100%	$2,593	100%

Audit-related fees(2)	437	100	392	100

Tax fees(3)	1,197	100	629	100

All other fees(4)	—	100	253	100

Totals	$3,887	n/a	$3,867	n/a

(1)
Audit fees include fees and out-of-pocket expenses billed for the audit of our annual financial statements and internal control over financial reporting, the review of the interim financial statements included in our Quarterly Reports on Form 10-Q, and other SEC registration statement and consent services. In addition, the amounts provided in the table for 2008 include approximately $300,000 that was not included in the "Fees Paid to Independent Auditors" table included in our proxy statement for our 2008 annual meeting of stockholders because such amount was not billed until subsequent to the filing of our 2008 proxy statement.

(2)
Audit-related fees include fees for the separate audits of our consolidated subsidiaries and unconsolidated joint ventures, as well as agreed-upon-procedures related to our filing of the June 30, 2008 Form 10-Q under XBRL. In addition, the amounts provided in the table for 2008 include approximately $87,000 that was not included in the "Fees Paid to Independent Auditors" table included in our proxy statement for our 2008 annual meeting of stockholders because such amount was not billed until subsequent to the filing of our 2008 proxy statement.

(3)
Tax fees include fees for tax return review and consultation, including REIT qualification matters and tax due diligence in connection with the Company's acquisition of Slough Estates USA Inc.

(4)
All other fees include fees and out-of-pocket expenses for accounting and pre-signing tax due diligence in connection with our review of the June 30, 2007 financial statements and July 31, 2007 closing balance sheet of Slough Estates USA Inc.

The Audit Committee considered whether the provision of the non-audit services by Ernst & Young LLP to HCP is compatible with maintaining the independence of Ernst & Young LLP and concluded that the independence of Ernst & Young LLP is not compromised by the provision of such services. The Audit Committee must pre-approve all audit and permissible non-audit services performed by the independent auditor, although such approval may be delegated to a subcommittee of the Audit Committee, provided that any pre-approvals made by a subcommittee related to audit and permissible non-audit services are presented to the full Audit Committee at its next scheduled meeting.

 CODE OF BUSINESS CONDUCT AND ETHICS

HCP has adopted a Code of Business Conduct and Ethics that applies to all of its directors and employees, including the Chief Executive Officer and all senior financial officers, including the Company's principal financial officer, principal accounting officer and controller. The Code of Business Conduct and Ethics is posted in the Investor Relations—Corporate Governance section of our website at www.hcpi.com. In addition, a copy of our Code of Business Conduct and Ethics can be obtained, without charge, upon a request made to our Corporate Secretary, HCP, Inc., 3760 Kilroy Airport Way, Suite 300, Long Beach, CA 90806. Waivers from, and amendments to, our Code of Business Conduct and Ethics that apply to our directors, executive officers, other principal financial officers or persons performing similar functions will be timely posted in the Investor Relations—Corporate Governance section of our website at www.hcpi.com.

ELECTION OF DIRECTORS
(Proxy Item No. 1)

Pursuant to our Charter and Bylaws, our number of directors is currently set at eleven (11). Each of the directors elected at the Annual Meeting will serve until the 2010 annual meeting of stockholders and until he or she is succeeded by another qualified director who has been elected or until his or her earlier resignation or removal.

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Robert R. Fanning, Jr., James F. Flaherty III, Christine N. Garvey, David B. Henry, Lauralee E. Martin, Michael D. McKee, Harold M. Messmer, Jr., Peter L. Rhein, Kenneth B. Roath, Richard M. Rosenberg and Joseph P. Sullivan for election to the Board. Unless you specifically withhold authority in the proxy you submit for the election of any of these directors, the persons named in the proxy will vote FOR the election of Ms. Garvey, Ms. Martin and Messrs. Fanning, Flaherty, Henry, McKee, Messmer, Rhein, Roath, Rosenberg and Sullivan.

Directors are elected by a plurality of the votes cast by holders of shares entitled to vote on the proposal at the Annual Meeting. HCP has adopted a policy whereby any nominee for director who receives a number of "withhold" votes greater than the number of votes "for" his or her election will tender his or her resignation for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will recommend to our Board of Directors the action to be taken with respect to such offer of resignation.

Each of the nominees for election has consented to be named in this Proxy Statement and to serve as a director if elected. If any nominee becomes unavailable for any reason (which is not anticipated), your proxy may be voted for such other person or persons as may be determined by the holders of such proxies or for the balance of the nominees, leaving a vacancy, unless our Board of Directors chooses to reduce the number of directors serving on the Board of Directors.

Our Board of Directors recommends that you vote "FOR" each of the eleven (11) nominees for director.

 APPROVAL OF AMENDMENTS TO THE HCP, INC.
2006 PERFORMANCE INCENTIVE PLAN
(Proxy Item No. 2)

General

At the Annual Meeting, stockholders will be asked to approve the following amendments to the HCP, Inc. 2006 Performance Incentive Plan (the "2006 Plan"), which were adopted, subject to stockholder approval, by the Board of Directors on January 30, 2009.

  •
  Increase in Aggregate Share Limit.  The 2006 Plan currently limits the aggregate number of shares of HCP's common stock that may be delivered pursuant to all awards granted under the 2006 Plan to 14,233,597 shares. The proposed amendments would increase this limit by an additional 9,000,000 shares so that the new aggregate share limit for the 2006 Plan would be 23,233,597 shares. The proposed amendments would also increase the limit on the number of shares that may be delivered pursuant to "incentive stock options" granted under the 2006 Plan to 14,000,000 shares. For purposes of clarity, any shares that are delivered pursuant to incentive stock options also count against (and are not in addition to) the aggregate 2006 Plan share limit described above.

  •
  Change to Fungible Share Limit.  The 2006 Plan currently provides that shares issued in respect of any "full-value award" (which generally includes awards other than stock option grants and stock appreciation rights) are counted against the 2006 Plan aggregate share limit described above as two shares for every one share actually issued in connection with the award. The proposed amendments would reduce the fungible share limit under the 2006 Plan so that shares issued in respect of any full-value award granted under the 2006 Plan are counted against the share limit as 1.50 shares for every one share actually issued in connection with the award.

  •
  Extension of Performance-Based Award Feature.  One element of the 2006 Plan is the flexibility to grant certain performance-based awards designed to satisfy the requirements for deductibility of compensation under Section 162(m) of the U.S. Internal Revenue Code. These awards are referred to as "Performance-Based Awards" and are in addition to other awards, such as stock options and stock appreciation rights, expressly authorized under the 2006 Plan which may also qualify as performance-based compensation for Section 162(m) purposes. If stockholders approve this 2006 Plan proposal, the Performance-Based Award feature of the 2006 Plan will be extended through the first annual meeting of stockholders that occurs in 2014 (this expiration time is earlier than the general expiration date of the 2006 Plan and is required under applicable tax rules). (See "Summary Description of the 2006 Performance Incentive Plan—Performance-Based Awards" below.)

  •
  Increase in Individual Award Sub-Limits.  The proposed amendments would increase the existing limit on the number of shares that may be subject to stock options and stock appreciation rights granted under the 2006 Plan to any individual in a calendar year from 1,000,000 shares to 2,000,000 shares. In addition, the proposed amendments would increase the existing limit on the number of shares that may be subject to "Performance-Based Awards" (other than stock options and stock appreciation rights) granted under the 2006 Plan to any individual in a calendar year from 500,000 shares to 1,000,000 shares.

As of February 23, 2009, a total of 5,056,826 shares of HCP common stock were subject to outstanding awards granted under the 2006 Plan, and an additional 1,571,443 shares of HCP common stock were then available for new award grants under the 2006 Plan.

HCP believes that incentives and stock-based awards focus employees on the objective of creating stockholder value and promoting the success of HCP, and that incentive compensation plans like the 2006 Plan are an important attraction, retention and motivation tool for participants in the plan. HCP's Board of Directors approved the foregoing amendments based on a belief that the number of shares of HCP common stock available under the 2006 Plan does not give HCP sufficient authority and flexibility to adequately provide for future incentives. HCP's Board of Directors believes that these amendments would give HCP greater flexibility to structure future incentives and better attract, retain and award key employees.

If HCP stockholders do not approve this proposal, the current share limits under, and other terms and conditions of, the 2006 Plan will continue in effect.

Summary Description of the 2006 Performance Incentive Plan

The principal terms of the 2006 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2006 Plan, which has been filed as an annex to the copy of this Proxy Statement that was filed electronically with the SEC and can be reviewed on the SEC's website at http://www.sec.gov. You may also obtain, free of charge, a copy of the 2006 Plan by writing to Investor Relations at HCP, Inc., 3760 Kilroy Airport Way, Suite 300, Long Beach, California 90806.

Purpose.    The purpose of the 2006 Plan is to promote the success of HCP and the interests of our stockholders by providing an additional means for us to attract, motivate, retain and reward directors, officers, employees and other eligible persons through the grant of awards and incentives for high levels of individual performance and improved financial performance of HCP. Equity-based awards are also intended to further align the interests of award recipients and our stockholders.

Administration.    Our Board of Directors or one or more committees appointed by our Board of Directors will administer the 2006 Plan. Our Board of Directors has delegated general administrative authority for the 2006 Plan to the Compensation Committee. A committee may delegate some or all of its authority with respect to the 2006 Plan to another committee of directors, and certain limited authority to grant awards to employees may be delegated to one or more officers of HCP. (The appropriate acting body, be it the Board of Directors, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this proposal as the "Administrator").

The Administrator has broad authority under the 2006 Plan with respect to award grants including, without limitation, the authority:

  •
  to select participants and determine the type(s) of award(s) that they are to receive;

  •
  to determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

  •
  to cancel, modify, or waive HCP's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;

  •
  to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards;

  •
  subject to the other provisions of the 2006 Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award; and

  •
  to allow the purchase price of an award or shares of HCP common stock to be paid in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of HCP common stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law.

No Repricing or Loans.    In no case (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by stockholders) will any adjustment be made to a stock option or stock appreciation right award under the 2006 Plan (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per share exercise or base price of the award. Furthermore, loans to employees (to finance the purchase or exercise of awards or otherwise) are not permitted under the 2006 Plan.

Eligibility.    Persons eligible to receive awards under the 2006 Plan include officers or employees of HCP or any of its subsidiaries, directors of HCP, and certain consultants and advisors to HCP or any of its subsidiaries. As of March 3, 2009, approximately 144 officers and employees of HCP and its subsidiaries (including all of HCP's named executive officers), and each of HCP's 10 independent directors, are considered eligible under the 2006 Plan.

Authorized Shares; Limits on Awards.    The maximum number of shares of HCP common stock that may be issued or transferred pursuant to awards under the 2006 Plan currently equals the sum of: (1) 5,000,000 shares, plus (2) the number of shares available for additional award grant purposes under the 2000 Stock Incentive Plan, as amended (the "2000 Plan") as of May 11, 2006 and determined immediately prior to the termination of the authority to grant new awards under that plan as of May 11, 2006, plus (3) the number of any shares subject to stock options granted under the 2000 Plan and outstanding as of May 11, 2006 which expire, or for any reason are cancelled or terminated, after May 11, 2006 without being exercised, plus (4) the number of any shares of restricted stock granted under the 2000 Plan that are outstanding and unvested as of May 11, 2006 which are forfeited, terminated, cancelled or otherwise reacquired by HCP without having become vested.

As of February 23, 2009, approximately 723,382 shares of HCP common stock had become available for grant under the 2006 Plan in respect of awards under the 2000 Plan that have terminated without having been exercisable or paid and approximately an additional 831,041 shares were subject to awards that were then still outstanding under the 2000 Plan. No additional awards may be granted under the 2000 Plan.

If stockholders approve this 2006 Plan proposal, the aggregate share limit for the 2006 Plan would be increased by an additional 9,000,000 shares.

Shares issued in respect of any "full-value award" granted under the 2006 Plan currently are counted against the share limit described in the preceding paragraph above as two shares for every one share actually issued in connection with the award. For example, if HCP granted a stock bonus award covering 100 shares of its common stock under the 2006 Plan, 200 shares would be charged against the share limit with respect to that award. For this purpose, a "full-value award" generally means any award granted under the plan other than a stock option or stock appreciation right. If stockholders approve this proposal, shares issued in respect of any full-value award granted under the 2006 Plan would count against the share limit as 1.5 shares for every one share actually issued in connection with the award (e.g., in the foregoing example, 150 shares would currently be charged against the share limit with respect to that stock bonus award).

The following other limits are also contained in the 2006 Plan:

  •
  The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is 5,000,000 shares. If stockholders approve this 2006 Plan proposal this limit would be increased by an additional 9,000,000 shares of HCP's common stock so that the new incentive stock option limit for the 2006 Plan would be 14,000,000 shares. For purposes of clarity, any shares that are delivered pursuant to incentive stock options also count against (and are not in addition to) the aggregate 2006 Plan share limit described above.

  •
  The maximum number of shares subject to those options and stock appreciation rights that are granted during any calendar year to any individual under the plan is 1,000,000 shares. If stockholders approve this 2006 Plan proposal, this limit would be increased to 2,000,000 shares.

  •
  "Performance-Based Awards" under Section 5.2 of the 2006 Plan granted to a participant in any one calendar year will not provide for payment of more than (1) in the case of awards payable only in cash and not related to shares, $5,000,000, and (2) in the case of awards related to shares (and in addition to options and stock appreciation rights which are subject to the limit referred to above), 500,000 shares. If stockholders approve this 2006 Plan proposal, this share limit on Performance-Based Awards other than stock options and stock appreciation rights would be increased to 1,000,000 shares.

To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the 2006 Plan. In the event that shares are delivered in respect of a dividend equivalent right, only the actual number of shares delivered with respect to the award shall be counted against the share limits of the 2006 Plan. To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or stock option, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits, as opposed to only counting the shares actually issued. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits with respect to such exercise.) Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2006 Plan will again be available for subsequent awards under the 2006 Plan. In addition, the 2006 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of HCP through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2006 Plan. HCP may not increase the applicable share limits of the 2006 Plan by repurchasing shares of common stock on the market (by using cash received through the exercise of stock options or otherwise). If stockholders approve this 2006 Plan proposal, shares that are exchanged by a participant or withheld by HCP to pay the exercise price of an award granted under the 2006 Plan, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any award, will not be available for subsequent awards under the 2006 Plan.

Types of Awards.    The 2006 Plan authorizes stock options, stock appreciation rights, restricted stock, stock bonuses and other forms of awards granted or denominated in HCP common stock or units of HCP common stock, as well as cash bonus awards pursuant to Section 5.2 of the 2006 Plan. The 2006 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash.

A stock option is the right to purchase shares of HCP common stock at a future date at a specified price per share (the "exercise price"). The per share exercise price of an option generally may not be less than the fair market value of a share of HCP common stock on the date of grant. The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under "Federal Income Tax Consequences of Awards Under the 2006 Plan" below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 2006 Plan. Incentive stock options may only be granted to employees of HCP or a subsidiary.

A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of share of HCP common stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right and generally cannot be less than the fair market value of a share of HCP common stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.

The other types of awards that may be granted under the 2006 Plan include, without limitation, stock bonuses, restricted stock, performance stock, stock units, dividend equivalents, or similar rights to purchase or acquire shares, and cash awards granted consistent with Section 5.2 of the 2006 Plan as described below.

Performance-Based Awards.    The Administrator may grant awards that are intended to be performance-based awards within the meaning of Section 162(m) of the U.S. Internal Revenue Code ("Performance-Based Awards"). Performance-Based Awards are in addition to any of the other types of awards that may be granted under the 2006 Plan (including options and stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes). Performance-Based Awards may be in the form of restricted stock, performance stock, stock units, other rights, or cash bonus opportunities.

The vesting or payment of Performance-Based Awards (other than options or stock appreciation rights) will depend on the absolute or relative performance of HCP on a consolidated, subsidiary, segment, division, or business unit basis. The Administrator will establish the criterion or criteria and target(s) on which performance will be measured. The Administrator must establish criteria and targets in advance of applicable deadlines under the U.S. Internal Revenue Code and while the attainment of the performance targets remains substantially uncertain. The criteria that the Administrator may use for this purpose will include one or more of the following: net income; pre-tax income; operating income; cash flow; earnings per share; return on equity; return on invested capital or assets; cost reduction or savings; funds from operations; funds from operations per share; funds from operations payout ratio; adjusted funds from operations; cash and/or funds available for distribution; appreciation in the fair market value of HCP common stock; return on investment; total return to stockholders; net earnings; earnings before or after any one or more of interest, taxes, depreciation or amortization; or any combination thereof. The performance measurement period with respect to an award may range from three months to ten years. Performance targets will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.

Performance-Based Awards may be paid in stock or in cash (in either case, subject to the limits described under the heading "Authorized Shares; Limits on Awards" above). Before any Performance-Based Award (other than an option or stock appreciation right) is paid, the Administrator must certify that the performance target or targets have been satisfied. The Administrator has discretion to determine the performance target or targets and any other restrictions or other limitations of Performance-Based Awards and may reserve discretion to reduce payments below maximum award limits.

Deferrals.    The Administrator may provide for the deferred payment of awards, and may determine the other terms applicable to deferrals. The Administrator may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

Acceleration of Awards; Possible Early Termination of Awards.    Generally, and subject to limited exceptions set forth in the 2006 Plan, if any person acquires 25% or more of the outstanding common stock or combined voting power of HCP, if certain changes in a majority of our Board of Directors occur over a period of not longer than two years, if stockholders prior to a transaction do not continue to own more than 66 2/3% of the voting securities of HCP (or a successor or a parent) following a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving HCP or any of its subsidiaries, a sale or other disposition of all or substantially all of HCP's assets or the acquisition of assets or stock of another entity by HCP or any of its subsidiaries, or if HCP is dissolved or liquidated, then awards then-outstanding under the 2006 Plan may become fully vested or paid, as applicable, and may terminate or be terminated in such circumstances. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2006 Plan. For example, the Administrator could provide for the acceleration of vesting or payment of an award in connection with a change in control event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event.

Transfer Restrictions.    Subject to certain exceptions contained in Section 5.7 of the 2006 Plan, awards under the 2006 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient's lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient's beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws and, with limited exceptions set forth in the 2006 Plan, are not made for value.

Adjustments.    As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2006 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

No Limit on Other Authority.    Except as expressly provided with respect to the termination of the authority to grant new awards under the 2000 Plan if stockholders approve the 2006 Plan, the 2006 Plan does not limit the authority of the Board of Directors or any committee to grant awards or authorize any other compensation, with or without reference to HCP common stock, under any other plan or authority.

Termination of or Changes to the 2006 Plan.    The Board of Directors may amend or terminate the 2006 Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the U.S. Internal Revenue Code to preserve the intended tax consequences of the plan. For example, stockholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the 2006 Plan. (Adjustments as a result of stock splits or similar events will not, however, be considered an amendment requiring stockholder approval.) Unless terminated earlier by the Board of Directors, the authority to grant new awards under the 2006 Plan will terminate on March 31, 2016. Outstanding awards, as well as the Administrator's authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

Federal Income Tax Consequences of Awards under the 2006 Plan

The U.S. federal income tax consequences of the 2006 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2006 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the U.S. Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

With respect to nonqualified stock options, the company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the 2006 Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, stock appreciation rights, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the 2006 Plan in connection with a "change in control" (as this term is used under the U.S. Internal Revenue Code), the company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not "performance-based" within the meaning of Section 162(m) of the U.S. Internal Revenue Code may not be permitted to be deducted by the company in certain circumstances.

Specific Benefits under the 2006 Performance Incentive Plan

HCP has not approved any awards that are conditioned upon stockholder approval of the proposed amendments. HCP is not currently considering any other specific award grants under the 2006 Plan. If the additional shares that will be available under the 2006 Plan if stockholders approve the proposed amendments had been available for award purposes in fiscal 2008, HCP expects that its award grants made in fiscal 2008 would not have been substantially different from those actually made in that year under the 2006 Plan. For information regarding stock-based awards granted to HCP's named executive officers during fiscal 2008, see the material under the heading "Grants of Plan-Based Awards" above.

The closing market price for a share of HCP common stock as of February 23, 2009 was $18.63 per share.

AGGREGATE PAST GRANTS UNDER THE 2006 PLAN

As of February 23, 2009, awards covering 10,170,579 shares of HCP common stock had been granted under the 2006 Plan. The following table shows information regarding the distribution of those awards among the persons and groups identified below, option exercises and restricted stock vesting prior to and option and unvested restricted stock holdings as of that date.

			Number of Shares Underlying Options as of February 23, 2009		Number of Shares Subject to Past Restricted Stock Grants
	Number of Shares Subject to Past Option Grants	Number of Shares Acquired On Exercise					Number of Shares Outstanding and Unvested as of 2/23/09
						Number of Shares Vested as of 2/23/09
Name and Position			Exercisable	Unexercisable
Executive Group:
James F. Flaherty III Chairman of the Board, President and Chief Executive Officer	1,814,885	0	216,564	1,598,321	461,630	37,196	424,434
Mark A. Wallace Executive Vice President, Chief Financial Officer and Treasurer	162,610	0	41,790	120,820	34,240	9,586	24,654
Paul F. Gallagher Executive Vice President—Chief Investment Officer	477,225	0	49,374	427,851	93,505	11,402	82,103
Edward J. Henning Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary	257,815	0	35,460	222,355	51,650	8,278	43,372
Thomas M. Klaritch Executive Vice President—Medical Office Properties	144,435	0	19,465	124,970	34,655	5,044	29,611
Total for Executive Group:	2,856,970	0	362,653	2,494,317	675,680	71,506	604,174
Non-Executive Director Group:
Robert R. Fanning, Jr	0	0	0	0	9,000	2,250	6,750
Christine N. Garvey	0	0	0	0	4,500	375	4,125
David B. Henry	0	0	0	0	9,000	2,250	6,750
Lauralee E. Martin	0	0	0	0	3,000	0	3,000
Michael D. McKee	0	0	0	0	9,000	2,250	6,750
Harold M. Messmer, Jr.	0	0	0	0	9,000	2,250	6,750
Peter L. Rhein	0	0	0	0	9,000	2,250	6,750
Kenneth B. Roath	0	0	0	0	9,000	2,250	6,750
Richard M. Rosenberg	0	0	0	0	9,000	2,250	6,750
Joseph P. Sullivan	0	0	0	0	9,000	2,250	6,750
Total for Non-Executive Director Group:	0	0	0	0	79,500	18,375	61,125
Each other person who has received 5% or more of the options, warrants or rights under the 2006 Plan	0	0	0	0	0	0	0
All employees, including all current officers who are not executive officers or directors, as a group	1,582,051	0	164,201	1,417,850	581,481	102,063	479,418
Total	4,439,021	0	526,854	3,912,167	1,336,661	191,944	1,144,717

Mr. Flaherty and each of the non-executive directors identified above is a nominee for re-election as a director at the Annual Meeting.

 EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, for each of HCP's equity compensation plans, the number of shares of common stock subject to outstanding options, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of December 31, 2008.

Plan category	Number of securities to be issued upon exercise of outstanding options and vesting of restricted stock units (a)		Weighted-average exercise price of outstanding options (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	6,001,105	(1)	$25.43	(2)	4,900,780	(3)

Equity compensation plans not approved by security holders	N/A		N/A		N/A

Totals	6,001,105	(1)	$25.43	(2)	4,900,780	(3)

(1)
Of these shares, 5,137,250 shares were subject to outstanding stock options and 863,855 shares were subject to outstanding restricted stock units. This number does not include 397,694 shares that were subject to then-outstanding, but unvested, restricted stock awards because those securities have been subtracted from the number of securities remaining available for future issuance under column (c). This table does not reflect the 9,000,000 additional shares that will be available under the 2006 Plan if stockholders approve the 2006 Plan proposal.

(2)
This weighted-average exercise price does not reflect the 863,855 shares that will be issued upon the payment of outstanding restricted stock units.

(3)
Of the aggregate number of shares that remained available for future issuance, all were available under the 2006 Plan. Subject to certain express limits of the 2006 Plan, shares available for award purposes under the 2006 Plan generally may be used for any type of award authorized under that plan including options, stock appreciation rights, and other forms of awards granted or denominated in shares of our common stock including, without limitation, stock bonuses, restricted stock, restricted stock units and performance shares. No new awards may be granted under the 2000 Plan.

Vote Required for Approval of the Amendments to the 2006 Performance Incentive Plan

The Board of Directors believes that the approval of the amendments to the 2006 Plan will promote the interests of HCP and its stockholders and will help HCP and its subsidiaries continue to be able to attract, retain and reward persons important to our success.

All members of the Board of Directors are eligible for awards under the 2006 Plan and thus have a personal interest in the approval of the amendments to the 2006 Plan.

Approval of the amendments to the 2006 Plan requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal. Broker non-votes and abstentions on the proposal have the effect described on page 4 of this Proxy Statement.

Our Board of Directors recommends that you vote "FOR" approval of the amendments to the 2006 Performance Incentive Plan as described above.

 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
(Proxy Item No. 3)

Our Audit Committee has appointed the firm of Ernst & Young LLP as independent auditors for HCP for the fiscal year ending December 31, 2009, and is submitting its selection for ratification by our stockholders. Ernst & Young LLP has served as our independent auditors since May 2002. Subject to the matters discussed under "Audit Committee Report to Stockholders," the Audit Committee carefully considered the firm's qualifications as independent auditors for HCP. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established and any issues raised by the most recent quality control review of the firm. The Audit Committee's review also included the matters regarding auditor independence discussed under "Audit Committee Report to Stockholders," including whether the nature and extent of non-audit services would impair the independence of the auditors. Services provided to the Company and its subsidiaries by Ernst & Young LLP in fiscal 2008 are described under the heading "Audit and Non-Audit Fees" above.

If the stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will consider the appointment of other independent auditors. The Audit Committee retains the power to replace the independent auditors whose appointment was ratified by stockholders if the Audit Committee determines that the best interests of HCP warrant a change of its independent auditors.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. Ernst & Young LLP's representative is expected to be available to respond to appropriate questions.

Our Board of Directors recommends that you vote "FOR" ratification of the appointment of Ernst & Young LLP as HCP's independent auditors for the year ending December 31, 2009.

 DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
FOR NEXT YEAR'S ANNUAL MEETING

It is currently contemplated that HCP's 2010 annual meeting of stockholders will be held on or about April 22, 2010. In the event that a stockholder desires to have a proposal considered for presentation at the 2010 annual meeting of stockholders, and inclusion in the proxy statement and form of proxy used in connection with such meeting, the proposal must be forwarded in writing to the Corporate Secretary of HCP so that it is received no later than November 13, 2009. Any such proposal must comply with the requirements of HCP's Bylaws and Rule 14a-8 promulgated under the Exchange Act.

If a stockholder, rather than including a proposal in HCP's proxy statement as discussed above, seeks to nominate a candidate for election or to propose business for consideration at such meeting, HCP must receive notice of such proposal no earlier than January 23, 2010 and no later than February 22, 2010. In addition, in the event that we advance the date of the 2010 annual meeting of stockholders by more than thirty (30) days or delay it by more than sixty (60) days from the anniversary date of the Annual Meeting, notice by a stockholder to be timely must be delivered not earlier than the ninetieth (90th) day prior to the 2010 annual meeting of stockholders and not later than the close of business on the later of the sixtieth (60th) day prior to the 2010 annual meeting of stockholders or the tenth (10th) day following the day on which HCP publicly announces the date of the 2010 annual meeting of stockholders. If the notice is not received between these dates and does not satisfy the additional notice requirements set forth in Article II, Section 7(a) of HCP's Bylaws, the notice will be considered untimely and will not be acted upon at the 2010 annual meeting of stockholders.

Proposals and notices should be directed to the attention of the Corporate Secretary, HCP, Inc., 3760 Kilroy Airport Way, Suite 300, Long Beach, CA 90806.

 OTHER MATTERS

Our Board of Directors knows of no matters to be presented at the Annual Meeting other than those described in this Proxy Statement. Other business may properly come before the meeting, and in that event it is the intention of the persons named in the accompanying proxy to vote in their discretion on such matters.

Our Annual Report on Form 10-K, containing audited financial statements, accompanies this Proxy Statement. Upon the written request of any person solicited hereby, HCP will provide a copy to such person, without charge, of HCP's Annual Report on Form 10-K for the year ended December 31, 2008. Such requests should be directed to our Corporate Secretary, HCP, Inc., 3760 Kilroy Airport Way, Suite 300, Long Beach, CA 90806.

ALL STOCKHOLDERS ARE URGED TO VOTE IN PERSON OR TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE.

By Order of the Board of Directors
Edward J. Henning Corporate Secretary

Long Beach, California
March 9, 2009

ANNEX 1

Categorical Standards for Director Independence

A substantial majority of the Board shall consist of directors who are neither officers or employees of HCP or its subsidiaries nor have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who are otherwise "independent" under the rules of the New York Stock Exchange ("NYSE"). Except during periods of transition, or in other unusual circumstances, the Board would not expect to have more than one or two employee directors.

To be considered independent under the NYSE rules, the Board must affirmatively determine that a director does not have any material relationship with HCP or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). Any relationship with HCP shall be deemed to be not material if:

  •
  The relationship does not preclude a finding of independence under Sections 303A.02(b)(i) through 303A.02(b)(v) of the NYSE's Listed Company Manual;

  •
  The relationship does not involve a director being, or having been in the last fiscal year, an executive officer or ten percent (10%) or greater equity owner (beneficially or of record) of any entity that during the last full fiscal year engaged in, or currently proposes to engage in, one or more transactions with HCP or any of its subsidiaries for property or services in an aggregate amount in excess of five percent (5%) of HCP's or such other entity's consolidated gross revenues for the last full fiscal year;

  •
  The relationship does not involve a director being, or having been in the last fiscal year, an executive officer or ten percent (10%) or greater equity owner (beneficially or of record) of any entity to which HCP or any of its subsidiaries was indebted at the end of HCP's last full fiscal year in an aggregate amount in excess of five percent (5%) of HCP's total consolidated assets at the end of such fiscal year;

  •
  The relationship does not involve a director being, or having been in the last fiscal year, a partner, member or executive officer of, or of counsel to, a law or investment banking firm that during the last fiscal year performed services for, or currently proposes to perform services for, or was retained by, or currently proposes to be retained by, HCP (other than an investment banking firm participating as an underwriter in a syndicate), if the aggregate dollar amount of fees paid to such firm by HCP exceeds five percent (5%) of such firm's gross revenues for that firm's last full fiscal year; and

  •
  The relationship does not involve a director (or an immediate family member of the director) being an officer, director or trustee of a charitable organization where HCP's (or an affiliated charitable foundation's) annual discretionary charitable contributions to the charitable organization exceeds the greater of $1 million or five percent (5%) of that organization's consolidated gross revenues. For purposes of this standard, "immediate family member" includes a director's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such director's home.

Annex 2

HCP, INC.
2006 PERFORMANCE INCENTIVE PLAN
(Amended and Restated as of January 30, 2009)

1.     PURPOSE OF PLAN

  The purpose of this HCP, Inc. 2006 Performance Incentive Plan (this "Plan") of HCP, Inc., a Maryland corporation (the "Corporation"), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2.     ELIGIBILITY

  The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An "Eligible Person" is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the "Securities Act"), the offering and sale of shares issuable under this Plan by the Corporation or the Corporation's compliance with any other applicable laws. An Eligible Person who has been granted an award (a "participant") may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, "Subsidiary" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and "Board" means the Board of Directors of the Corporation.

3.     PLAN ADMINISTRATION

  3.1
  The Administrator.  This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The "Administrator" means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Corporation and its Subsidiaries who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan.

    With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided,

1

    however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency).

  3.2
  Powers of the Administrator.  Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

  (a)
  determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an award under this Plan;

  (b)
  grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

  (c)
  approve the forms of award agreements (which need not be identical either as to type of award or among participants);

  (d)
  construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

  (e)
  cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

  (f)
  accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

  (g)
  adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6 (subject to the no repricing provision below);

  (h)
  determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator's action (unless otherwise designated by the

2

      Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

    (i)
    determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7;

    (j)
    acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration (subject to the no repricing provision below); and

    (k)
    determine the fair market value of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

    Notwithstanding the foregoing and except for an adjustment pursuant to Section 7.1 or a repricing approved by stockholders, in no case may the Administrator (1) amend an outstanding stock option or SAR to reduce the exercise price or base price of the award, (2) cancel, exchange or surrender an outstanding stock option or SAR in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for an option or SAR with an exercise or base price that is less than the exercise or base price of the original award.

  3.3
  Binding Determinations.  Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

  3.4
  Reliance on Experts.  In making any determination or in taking or not taking any action under this Plan, the Board or a committee, as the case may be, may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.

4.     SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS

  4.1
  Shares Available.  Subject to the provisions of Section 7.1, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. For purposes of this Plan, "Common Stock" shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

3

  4.2
  Share Limits.  The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the "Share Limit") is equal to the sum of the following:

  (1)
  14,000,000(1) shares of Common Stock, plus

  (2)
  the number of shares of Common Stock available for additional award grant purposes under the Corporation's 2000 Stock Incentive Plan, as amended (the "2000 Plan") as of the date of stockholder approval of this Plan (the "Stockholder Approval Date") and determined immediately prior to the termination of the authority to grant new awards under the 2000 Plan as of the Stockholder Approval Date, plus

  (3)
  the number of any shares subject to stock options granted under the 2000 Plan and outstanding on the Stockholder Approval Date which expire, or for any reason are cancelled or terminated, after the Stockholder Approval Date without being exercised; plus

  (4)
  the number of any shares of restricted stock or restricted stock units granted under the 2000 Plan that are outstanding and unvested on the Stockholder Approval Date that are forfeited, terminated, cancelled or otherwise reacquired by the Corporation without having become vested;

    provided that in no event shall the Share Limit exceed 23,233,597 shares (which is the sum of the 14,000,000 shares set forth above, plus the number of shares available under the 2000 Plan for additional award grant purposes as of the Effective Date (as such term is defined in Section 8.6.1), plus the aggregate number of shares subject to options previously granted and outstanding under the 2000 Plan as of the Effective Date, plus the maximum number of shares subject to restricted stock and restricted stock unit awards previously granted and outstanding under the 2000 Plan that had not vested as of the Effective Date). For purposes of clause (2) above, any performance-based awards granted under the 2000 Plan that are outstanding as of the Stockholder Approval Date shall be disregarded in determining the number of shares of Common Stock available for additional award grant purposes under the 2000 Plan as of such date; provided, however, that any shares of Common Stock that become payable pursuant to the terms of any such award after such date shall be charged against the applicable share limits of this Plan.

    Shares issued in respect of any "Full-Value Award" granted under this Plan shall be counted against the foregoing Share Limit as 1.5 shares for every one share actually issued in connection with such award.(2) (For example, if a stock bonus of 100 shares of Common Stock is granted under this Plan, 150 shares shall be charged against the Share Limit in connection with that award.) For this purpose, a "Full-Value Award" means any award under this Plan that is not a stock option grant or a stock appreciation right grant.

(1)	The current aggregate Share Limit for this Plan is 5,000,000 shares (excluding shares originally authorized for issuance under the 2000 Plan). Stockholders are being asked to approve amendments to this Plan that would increase this aggregate Share Limit by an additional 9,000,000 shares (so that the new aggregate Share Limit for the plan would be 14,000,000 shares, in addition to the shares originally authorized and not issued under the 2000 Plan as set forth above).
(2)	Stockholders are being asked to approve a reduction in this ratio from 2.0 shares to 1.5 shares.

4

        The following limits also apply with respect to awards granted under this Plan:

    (a)
    The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is 14,000,000 shares.(3)

    (b)
    The maximum number of shares of Common Stock subject to those options and stock appreciation rights that are granted during any calendar year to any individual under this Plan is 2,000,000 shares.(4)

    (c)
    Additional limits with respect to Performance-Based Awards are set forth in Section 5.2.3.

    Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

  4.3
  Awards Settled in Cash, Reissue of Awards and Shares.  To the extent that an award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. In the event that shares of Common Stock are delivered in respect of a dividend equivalent right granted under this Plan, the actual number of shares delivered with respect to the award shall be counted against the share limits of this Plan (including, for purposes of clarity, the limits of Section 4.2 of this Plan). (For purposes of clarity, if 1,000 dividend equivalent rights are granted and outstanding when the Corporation pays a dividend, and 50 shares are delivered in payment of those rights with respect to that dividend, 50 shares shall be counted against the share limits of this Plan). To the extent that shares of Common Stock are delivered pursuant to the exercise of a stock appreciation right or stock option granted under this Plan, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits under Section 4.2, as opposed to only counting the shares actually issued. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits under Section 4.2 with respect to such exercise.) Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent awards under this Plan. Shares that are exchanged by a participant or withheld by the Corporation as full or partial payment in connection with any award under this Plan, as well as any shares exchanged by a participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any award, shall not be available for subsequent awards under this Plan. Refer to Section 8.10 for application of the foregoing share limits with respect to assumed awards. The foregoing adjustments to the share limits of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

  4.4
  Reservation of Shares; No Fractional Shares; Minimum Issue.  The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation's obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan. No fewer than 100 shares may be purchased on exercise of any award (or, in the case of stock appreciation or purchase rights, no fewer than 100 rights may be exercised at any one time) unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the award.

(3)	Stockholders are being asked to approve an increase in this limit from 7,000,000 shares to 14,000,000 shares.
(4)	Stockholders are being asked to approve an increase in this limit from 1,000,000 shares to 2,000,000 shares.

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5.     AWARDS

  5.1
  Type and Form of Awards.  The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are (subject, in each case, to the no repricing provisions of Section 3.2):

    5.1.1    Stock Options.  A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an "ISO") or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

    5.1.2    Additional Rules Applicable to ISOs.  To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term "subsidiary" is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an "incentive stock option" as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

    5.1.3    Stock Appreciation Rights.  A stock appreciation right or "SAR" is a right to receive a payment, in cash and/or Common Stock, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the "base price" of the award, which base price shall be set forth in the applicable award agreement and

6

    shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the SAR. The maximum term of a SAR shall be ten (10) years.

    5.1.4    Other Awards.  The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, phantom stock, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon; or (c) cash awards granted consistent with Section 5.2 below.

  5.2
  Section 162(m) Performance-Based Awards.  Without limiting the generality of the foregoing, any of the types of awards listed in Section 5.1.4 above may be, and options and SARs granted to officers and employees ("Qualifying Options" and "Qualifying SARS," respectively) typically will be, granted as awards intended to satisfy the requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code ("Performance-Based Awards"). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using one or more of the Business Criteria set forth below (on an absolute or relative basis) for the Corporation on a consolidated basis or for one or more of the Corporation's subsidiaries, segments, divisions or business units, or any combination of the foregoing. Any Qualifying Option or Qualifying SAR shall be subject only to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

    5.2.1    Class; Administrator.  The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

    5.2.2    Performance Goals.  The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on one or more of the following business criteria ("Business Criteria") as selected by the Administrator in its sole discretion: net income; pre-tax income; operating income; cash flow; earnings per share; return on equity; return on invested capital or assets; cost reduction or savings; funds from operations; funds from operations per share; funds from operations payout ratio; adjusted funds from operations; cash and/or funds available for distribution; appreciation in the fair market value of Common Stock; return on investment; total return to stockholders; net earnings; earnings before or after any one or more of interest, taxes, depreciation or amortization; or any combination thereof. These terms are used as applied under generally accepted accounting principles or in the financial reporting of the Corporation or of its Subsidiaries. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals ("targets") must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Unless otherwise provided in the

7

    applicable award agreement, performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets. The applicable performance measurement period may not be less than three months nor more than 10 years.

    5.2.3    Form of Payment; Maximum Performance-Based Award.  Grants or awards under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof. Grants of Qualifying Options and Qualifying SARs to any one participant in any one calendar year shall be subject to the limit set forth in Section 4.2(b). The maximum number of shares of Common Stock which may be delivered pursuant to Performance-Based Awards (other than Qualifying Options and Qualifying SARs, and other than cash awards covered by the following sentence) that are granted to any one participant in any one calendar year shall not exceed 1,000,000 shares,(5) either individually or in the aggregate, subject to adjustment as provided in Section 7.1. In addition, the aggregate amount of compensation to be paid to any one participant in respect of all Performance-Based Awards payable only in cash and not related to shares of Common Stock and granted to that participant in any one calendar year shall not exceed $5,000,000. Awards that are cancelled during the year shall be counted against these limits to the extent required by Section 162(m) of the Code.

    5.2.4    Certification of Payment.  Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

    5.2.5    Reservation of Discretion.  The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

    5.2.6    Expiration of Grant Authority.  As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator's authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation's stockholders that occurs in the fifth year following the year in which the Corporation's stockholders first approve this Plan.

  5.3
  Award Agreements.  Each award shall be evidenced by either (1) a written award agreement in a form approved by the Administrator and executed by the Corporation by an officer duly authorized to act on its behalf, or (2) an electronic notice of award grant in a form approved by the Administrator and recorded by the Corporation (or its designee) in an electronic recordkeeping system used for the purpose of tracking award grants under this Plan generally (in each case, an "award agreement"), as the Administrator may provide and, in each case and if required by the Administrator, executed or otherwise electronically accepted by the recipient of the award in such form and manner as the Administrator may require. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

(5)	Stockholders are being asked to approve an increase in this limit from 500,000 shares to 1,000,000 shares.

8

  5.4
  Deferrals and Settlements.  Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

  5.5
  Consideration for Common Stock or Awards.  Except as provided herein, the purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

  •
  services rendered by the recipient of such award;

  •
  cash, check payable to the order of the Corporation, or electronic funds transfer;

  •
  notice and third party payment in such manner as may be authorized by the Administrator;

  •
  the delivery of previously owned shares of Common Stock;

  •
  by a reduction in the number of shares otherwise deliverable pursuant to the award; or

  •
  subject to such procedures as the Administrator may adopt, pursuant to a "cashless exercise" with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

    In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. The Administrator shall not permit any participant to pay any portion of the exercise or purchase price of any award granted under this Plan by means of a promissory note. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant's ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Corporation.

  5.6
  Definition of Fair Market Value.  For purposes of this Plan, "fair market value" shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price of a share of Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange (the "Exchange") for the date in question or, if no sales of Common Stock were made on the Exchange on that date, the average of the closing prices of a share of Common Stock as reported on said composite tape for the next preceding day and the next succeeding day on which sales of Common Stock were made on the Exchange. The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the closing price of a share of Common Stock as reported on the composite tape for securities listed on the Exchange for the last trading day prior to the date in question or the average of the high and low trading prices of a share of Common Stock as reported on the composite tape for securities listed on the Exchange for the date in question or the most recent trading day. If the Common Stock is no longer listed or is no longer actively traded on the Exchange as of the applicable date, the fair market value of the

9

    Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances. The Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

  5.7
  Transfer Restrictions.

    5.7.1    Limitations on Exercise and Transfer.  Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

    5.7.2    Exceptions.  The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing. Any permitted transfer shall be subject to compliance with applicable federal and state securities laws and shall not be for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting interests are held by the Eligible Person or by the Eligible Person's family members).

    5.7.3    Further Exceptions to Limits on Transfer.  The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

    (a)
    transfers to the Corporation (for example, in connection with the expiration or termination of the award),

    (b)
    the designation of a beneficiary to receive benefits in the event of the participant's death or, if the participant has died, transfers to or exercise by the participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

    (c)
    subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

    (d)
    if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

    (e)
    the authorization by the Administrator of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

  5.8
  International Awards.  One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

10

6.     EFFECT OF TERMINATION OF SERVICE ON AWARDS

  6.1
  General.  The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

  6.2
  Events Not Deemed Terminations of Service.  Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, or the Administrator otherwise provides, such leave is for a period of not more than three months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

  6.3
  Effect of Change of Subsidiary Status.  For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7.     ADJUSTMENTS; ACCELERATION

  7.1
  Adjustments.  Subject to Section 7.2, upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall equitably and proportionately adjust (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any outstanding awards, and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding awards.

    Unless otherwise expressly provided in the applicable award agreement, upon (or, as may be necessary to effect the adjustment, immediately prior to) any event or transaction described in

11

    the preceding paragraph or a sale of all or substantially all of the business or assets of the Corporation as an entirety, the Administrator shall equitably and proportionately adjust the performance standards applicable to any then-outstanding performance-based awards to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding performance-based awards.

    It is intended that, if possible, any adjustments contemplated by the preceding two paragraphs be made in a manner that satisfies applicable U.S. legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code, Section 409A of the Code and Section 162(m) of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

    Without limiting the generality of Section 3.3, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Section 7.1, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

  7.2
  Corporate Transactions—Assumption and Termination of Awards.  Upon the occurrence of any of the following: any merger, combination, consolidation, or other reorganization; any exchange of Common Stock or other securities of the Corporation; a sale of all or substantially all the business, stock or assets of the Corporation; a dissolution of the Corporation; or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); then the Administrator may make provision for a cash payment in settlement of, or for the assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. Upon the occurrence of any event described in the preceding sentence, then, unless the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the award or the award would otherwise continue in accordance with its terms in the circumstances: (1) unless otherwise provided in the applicable award agreement, each then-outstanding option and SAR shall become fully vested, all shares of restricted stock then outstanding shall fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall become payable to the holder of such award; and (2) each award shall terminate upon the related event; provided that the holder of an option or SAR shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding vested options and SARs (after giving effect to any accelerated vesting required in the circumstances) in accordance with their terms before the termination of such awards (except that in no case shall more than ten days' notice of the impending termination be required and any acceleration of vesting and any exercise of any portion of an award that is so accelerated may be made contingent upon the actual occurrence of the event).

    The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

12

    In any of the events referred to in this Section 7.2 or in Section 7.3, the Administrator may take such action contemplated by this Section 7.2 or Section 7.3 prior to such event (as opposed to on the occurrence of such event) to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of the award if an event giving rise to an acceleration does not occur.

    Without limiting the generality of Section 3.3, any good faith determination by the Administrator pursuant to its authority under this Section 7.2 shall be conclusive and binding on all persons.

  7.3
  Possible Acceleration of Awards.  Without limiting Section 7.2, in the event of a Change in Control Event (as defined below), the Administrator may, in its discretion, provide that any outstanding option or SAR shall become fully vested, that any share of restricted stock then outstanding shall fully vest free of restrictions, and that any other award granted under this Plan that is then outstanding shall be payable to the holder of such award. The Administrator may take such action with respect to all awards then outstanding or only with respect to certain specific awards identified by the Administrator in the circumstances. For purposes of this Plan, "Change in Control Event" means the occurrence of any of the following after the Effective Date:

  (a)
  The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (1) the then-outstanding shares of common stock of the Corporation (the "Outstanding Company Common Stock") or (2) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this clause (a), the following acquisitions shall not constitute a Change in Control Event; (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any affiliate of the Corporation or a successor, (D) any acquisition by any entity pursuant to a transaction that complies with clauses (c)(1), (2) and (3) below, and (E) any acquisition by a Person who owned at least 25% of either the Outstanding Company Common Stock or the Outstanding Company Voting Securities as of the Effective Date or an affiliate of any such Person;

  (b)
  A change in the Board or its members such that individuals who, as of the later of the Effective Date or the date that is two years prior to such change (the later of such two dates is referred to as the "Measurement Date"), constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Measurement Date whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (including for these purposes, the new members whose election or nomination was so approved, without counting the member and his predecessor twice) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

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    (c)
    Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its Subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 66 2/3% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation's assets directly or through one or more subsidiaries (a "Parent")) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any entity resulting from such Business Combination or a Parent or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination or Parent) beneficially owns, directly or indirectly, more than 25% of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that the ownership in excess of 25% existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business Combination or a Parent were members of the Incumbent Board (determined pursuant to clause (b) above using the date that is the later of the Effective Date or the date that is two years prior to the Business Combination as the Measurement Date) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

    (d)
    Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation other than in the context of a transaction that does not constitute a Change in Control Event under clause (c) above.

  7.4
  Other Acceleration Rules.  The Administrator may override the provisions of Section 7.2 and/or 7.3 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any ISO accelerated in connection with a Change in Control Event or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

8.     OTHER PROVISIONS

  8.1
  Compliance with Laws.  This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in

14

    connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

  8.2
  No Rights to Award.  No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

  8.3
  No Employment/Service Contract.  Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

  8.4
  Plan Not Funded.  Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

  8.5
  Tax Withholding.  Upon any exercise, vesting, or payment of any award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, the Corporation or one of its Subsidiaries shall have the right at its option to:

  (a)
  require the participant (or the participant's personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

  (b)
  deduct from any amount otherwise payable in cash to the participant (or the participant's personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

    In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) require or grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, that the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless

15

    exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Corporation may not accept a promissory note from any Eligible Person in connection with taxes required to be withheld upon the exercise, vesting or payment of any award under this Plan.

  8.6
  Effective Date, Termination and Suspension, Amendments.

    8.6.1    Effective Date.  This Plan is effective as of March 31, 2006, the date of its approval by the Board (the "Effective Date"). This Plan shall be submitted for and subject to stockholder approval no later than twelve months after the Effective Date. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

    8.6.2    Board Authorization.  The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

    8.6.3    Stockholder Approval.  To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

    8.6.4    Amendments to Awards.  Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan and the no repricing provision of Section 3.2, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards.

    8.6.5    Limitations on Amendments to Plan and Awards.  No amendment, suspension or termination of this Plan or amendment of any outstanding award agreement shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

  8.7
  Privileges of Stock Ownership.  Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

  8.8
  Governing Law; Construction; Severability.

    8.8.1    Choice of Law.  This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Maryland.

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    8.8.2    Severability.  If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

    8.8.3    Plan Construction.

      (a)
      Rule 16b-3.    It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

      (b)
      Section 162(m).    Awards under Section 5.1.4 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

  8.9
  Captions.  Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

  8.10
  Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.  Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

17

  8.11
  Non-Exclusivity of Plan.  Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

  8.12
  No Corporate Action Restriction.  The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

  8.13
  Other Company Benefit and Compensation Programs.  Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

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HCP, INC.

ANNUAL MEETING OF STOCKHOLDERS

Thursday, April 23, 2009
9:30 a.m., California time

Long Beach Marriott
4700 Airport Plaza Drive
Long Beach, California 90815

proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 23, 2009.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

This proxy is revocable and, when properly executed, will be voted in the manner directed herein by the undersigned. If no choice is specified, the proxy (if signed) will be voted "FOR" election to the Board of Directors of all nominees listed in Proposal 1 and "FOR" Proposals 2 and 3.

By signing this proxy, the undersigned stockholder hereby appoints James F. Flaherty III and Peter L. Rhein, and each of them, with full power of substitution, to act as attorneys and proxies of the undersigned and to vote on behalf of the undersigned all shares of common stock of HCP, Inc. ("HCP"), which the undersigned is entitled to vote at the 2009 Annual Meeting of Stockholders to be held on Thursday, April 23, 2009 at 9:30 a.m., California time, or any adjournments or postponements thereof. Without otherwise limiting the general authorization given hereby, said attorneys and proxies are instructed to vote as set forth on the reverse.

00065990

See reverse for voting instructions.

COMPANY #

Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week
Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
ADDRESS BLOCK	INTERNET—www.eproxy.com/hcp
Use the Internet to vote your proxy until 12:00 p.m. (CT) on April 22, 2009.
PHONE—1-800-560-1965
Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on April 22, 2009.
Mail—Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your proxy card.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL PROPOSALS BELOW,
SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

The Board of Directors Recommends a Vote FOR election to the Board of Directors of all nominees listed in Proposal 1 and FOR Proposals 2 and 3.

1.	To elect eleven (11) persons	01	Robert R. Fanning, Jr.	05	Lauralee E. Martin	09	Kenneth B. Roath	☐	Vote FOR	☐	Vote WITHHELD
	to HCP's Board of Directors:	02	James F. Flaherty III	06	Michael D. McKee	10	Richard M. Rosenberg		all nominees		from all nominees
		03	Christine N. Garvey	07	Harold M. Messmer, Jr.	11	Joseph P. Sullivan		(except as marked)
		04	David B. Henry	08	Peter L. Rhein

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	To approve amendments to HCP's 2006 Performance incentive Plan.	☐	For	☐	Against	☐	Abstain
3.	To ratify the appointment of Ernst & Young LLP as HCP's independent auditors for the fiscal year ending December 31, 2009.	☐	For	☐	Against	☐	Abstain
4.	At their discretion, the named proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box	☐	Indicate changes below:	Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

QuickLinks

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS
QUESTIONS AND ANSWERS ABOUT THE MEETING
PRINCIPAL STOCKHOLDERS
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS
DIRECTOR COMPENSATION—2008
SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
CURRENT EXECUTIVE COMPENSATION PROGRAM ELEMENTS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
Compensation Committee of the Board of Directors
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SUMMARY COMPENSATION TABLE - 2006—2008
COMPENSATION OF NAMED EXECUTIVE OFFICERS
GRANTS OF PLAN-BASED AWARDS DURING 2008
DESCRIPTION OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2008
OPTION EXERCISES AND STOCK VESTED DURING 2008
POTENTIAL PAYMENTS UPON A TERMINATION OR CHANGE IN CONTROL
CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDIT COMMITTEE REPORT TO STOCKHOLDERS
AUDIT AND NON-AUDIT FEES
CODE OF BUSINESS CONDUCT AND ETHICS
ELECTION OF DIRECTORS (Proxy Item No. 1)
APPROVAL OF AMENDMENTS TO THE HCP, INC. 2006 PERFORMANCE INCENTIVE PLAN (Proxy Item No. 2)
EQUITY COMPENSATION PLAN INFORMATION
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS (Proxy Item No. 3)
DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING
OTHER MATTERS
ANNEX 1—Categorical Standards for Director Independence
ANNEX 2—HCP, INC. 2006 PERFORMANCE INCENTIVE PLAN (Amended and Restated as of January 30, 2009)